UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 23373

NORTH SQUARE INVESTMENTS TRUST
(Exact name of Registrant as specified in charter)

200 West Madison Street, Suite 2610
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Alan E. Molotsky, Esq.
North Square Investments Trust
200 West Madison Street, Suite 2610
Chicago, IL 60606
(Name and address of agent for service)

(312) 857-2160
Registrant's telephone number, including area code

Date of fiscal year end: October 31, 2022

Date of reporting period:  November 1, 2021 – October 31, 2022

Item 1. Reports to Stockholders.

(a)

ANNUAL REPORT

NORTH SQUARE ADVISORY RESEARCH SMALL CAP VALUE FUND
(formerly known as North Square Advisory Research All Cap Value Fund)

NORTH SQUARE ALTRINSIC INTERNATIONAL EQUITY FUND

NORTH SQUARE MCKEE BOND FUND

NORTH SQUARE STRATEGIC INCOME FUND

OCTOBER 31, 2022

  North Square Investments | www.northsquareinvest.com

North Square Funds

Table of Contents

Shareholder Letters	1
Fund Performance	8
Schedules of Investments	14
Statements of Assets and Liabilities	44
Statements of Operations	45
Statements of Changes in Net Assets	46
Financial Highlights	48
Notes to Financial Statements	53
Report of Independent Registered Public Accounting Firm	63
Supplemental Information	64
Expense Examples	70

This report and the financial statements contained herein are provided for the general information of the shareholders of the North Square Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

www.northsquareinvest.com

Discussion of North Square Advisory Research Small Cap Value Fund Performance

A letter from Matthew Swaim, CFA, Managing Director, Christopher Harvey, CFA, Managing Director, and Bruce Zessar, J.D., CFA, Managing Director, Portfolio Managers of the North Square Advisory Research Small Cap Value Fund.

December 30, 2022

Dear Shareholder,

The past twelve months have been challenging across all asset classes. Inflation has become more entrenched than originally anticipated throughout the economy, as reflected in home prices, energy prices, food prices, and almost every other good and service. The effects of the Covid pandemic continued to weigh on the global economy. Economic growth in the U.S. slowed, with two quarters of negative GDP growth in the first half of calendar 2022. While the U.S. and other nations lifted restrictions, China persisted in its zero Covid policy, with lockdowns that negatively impacted economic growth in China and worldwide. The fragile global economy was further impacted in February when Russia began an unprovoked war against Ukraine and at the same time effectively launched a cold war with Western powers that caused energy prices to skyrocket.

As inflation ran at levels not seen since the early 1980s,1 and proved more than “transitory” (a term Federal Reserve Chairman Jerome Powell liked to use to describe inflation during 2021), the Fed aggressively raised the target federal funds rate during the year, from a range of 0.00% - 0.25% at the start of the year to a range of 3.00% - 3.25% at fiscal yearend on October 31, 2022. The Fed also began reducing its balance sheet of Treasuries and mortgage-backed securities.

The Fed’s monetary tightening, combined with the other economic developments noted above, ignited volatility in the financial markets. Bonds, which have often been a safe haven in market corrections, provided no such protection as interest rates rose. The S&P 500 Index, a leading gauge of the U.S. stock market, declined 14.61% during the fiscal year, while the Bloomberg USAgg Index (a leading index of the broad fixed income market) fell 15.68%.

The mutual fund underwent a strategy change during the year. Effective January 12, 2022, the Fund converted from an all cap value strategy to a small cap value strategy and in light of this change was renamed the North Square Advisory Research Small Cap Value Fund. As of October 31, 2022, the Fund declined 9.05% for the trailing 12 months (its fiscal year), versus a 10.73% decline for its primary benchmark, the Russell 2000 Value Total Return Index.2 Security selection in the Health Care sector largely drove the fund’s outperformance, while security selection in the Industrial sector was the biggest overall detractor to performance.

At the portfolio company level, a strong performer was Switch, Inc. (SWCH). Switch constructs, operates, and manages data centers. We were attracted to Switch’s ability to use scale and security to attract world-class clients to its large scale data centers located in five regional markets, as well as the significant ownership of Switch’s founder, Rob Roy. Management was focused on investing in high return internal projects and unlocking shareholder value through a REIT conversion. Through execution of this plan, the company became attractive to strategic buyers and chose to initiate a sale process. Ultimately, Switch struck a deal with DigitalBridge Group to be acquired for $34.25 per share, which reflected a nice return for the portfolio.

A weaker portfolio performer was Spirit AeroSystems Holdings, Inc. (SPR), which manufactures aerostructures, including fuselages, as well as propulsion and wing systems. We have known Spirit since it was spun out of Boeing in 2005, and the company has steadily and consistently diversified its customer and platform base across the industry. The global pandemic brought production of aerospace structures largely to a halt, and the industry has been attempting to regain production and profits. We believe Spirit possesses an operational advantage given its operating history and production assets. That said, production has been hampered by supply and labor shortages and has not recovered as quickly as we had anticipated. We do believe that recovery will happen, and value will be recognized, but the stock was a laggard in performance for the portfolio for the period.

__________________
[1]	Inflation as measured by the Consumer Price Index reached 9.1% on a year-over-year basis in June 2022, a level not seen since 1981.
[2]
The Russell 2000® Value Total Return Index measures the performance of the small cap value segment of the U.S. equity value universe. It includes those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth rates.

Outlook

The past year has been a struggle in the financial markets, but we are hopeful that the Fed will succeed in containing inflation, and that action by the federal government on monetary and fiscal policy will be supportive of business activity and ultimately create a constructive backdrop for the rebound of the equity markets in the new year. As the current tumultuous environment evolves, we believe that more robust investment opportunities will become increasingly evident.

While we are never happy to see a decline in the portfolio, we are pleased that the portfolio held up better than its primary benchmark during the year. We remain confident in our process and current positioning. By focusing on both downside protection and upside potential over a multi-year investment horizon, we believe the Fund is well-positioned for a positively skewed risk/reward payoff.

As the Sub-advisor for the North Square Advisory Research Small Cap Value Fund responsible for the day-to-day management of the Fund we thank you for investing and look forward to updating you again in 2023.

Advisory Research, Inc.

The views in this letter are those of the Fund’s Sub-advisor as of December 30, 2022, and may not necessarily reflect the same views on a date thereafter. These views are intended to help shareholders in understanding the fund’s investment methodology and do not constitute investment advice.

Fund holdings and sector allocations are subject to change at any time. Please see the Schedule of Investments in this report for a complete list of Fund holdings.

Risk is inherent in all investing including an investment in the Fund. An investment in the Fund involves risk, including the following principal risks, among others: Equity Risk, Sector Focus Risk, Market Risk, Small-Cap Company Risk, Cybersecurity Risk, Preferred Securities Risk, Convertible Securities Risk, ETF Risk, Currency Risk, Emerging Market Risk, Value-Oriented Investment Strategies Risk, Foreign Investment Risk, and Management and Strategy Risk. Before you decide whether to invest in the Fund, carefully consider these risk factors associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objective. An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Discussion of North Square Altrinsic International Equity Fund Performance

A letter from John Hock, CFA, Founder & Chief Investment Officer, John DeVita, CFA, Principal & Analyst, and Rich McCormick, CPA, Principal & Analyst, Portfolio Managers of the North Square Altrinsic International Equity Fund.

December 30, 2022

Dear Shareholder,

The past year was marked by tremendous uncertainty and risk pertaining to geopolitical developments, economic growth, interest rates, and inflation. Some of these dynamics have not been seen in generations. This combination of factors has led to poor market performance and has been a reminder that excesses ultimately correct, valuation matters, and unexpected things happen all the time.

Risk factors could certainly deteriorate further, with the greatest ones emanating from 1) further geopolitical developments (Russia/Ukraine, China/Taiwan) and 2) eroding confidence in policymakers as they attempt to juggle both inflationary and recessionary pressures amidst a strong US dollar and volatile global currency markets. While headline valuations look enticing, we expect many companies to revise earnings downward – quite meaningfully in some cases. The pattern of corporate earnings downgrades presents one of the greatest fundamental risks in the near term, but markets have already discounted this to varying degrees.

We have not reached a stage of extreme capitulation, liquidity unwinds, or distress, but the fear emanating from headlines and market declines is reflected in the growing presence of value and compelling long-term investment opportunities. Much of our portfolio activity during recent years involved investments in durable businesses, those less driven by the broad economy, and/or among well-capitalized companies executing on underappreciated initiatives to further strengthen their quality. We are beginning to see new opportunities emerging 1) among higher quality cyclical businesses in the industrial and materials sectors globally and 2) in less cyclical businesses that happen to operate in cyclical geographies (namely, emerging markets).

For the one year ending October 31, 2022, the North Square Altrinsic International Equity Fund declined 18.30%, outperforming the MSCI EAFE (Net) Index’s 23.00% decline. The greatest sources of positive attribution were holdings in non-bank financials (Everest Re, Chubb, Tokio Marine), information technology (Check Point), and real estate (Daito Trust, Sekisui House). In contrast, companies with material exposure to China (Baidu, Alibaba Group, Adidas), where strict COVID-19 policies are severely affecting the country’s economic outlook and corporate valuations, experienced pressure. Materials (Akzo Nobel), consumer discretionary (Continental), and industrials (Makita, Kubota) were also sources of negative attribution.

A range of idiosyncratic drivers across sectors supported our positions in non-bank financials, technology, and real estate. Within financials, our insurance-related holdings are operating in the most attractive environment in two decades. Rising risks are increasing demand for insurance, with further tailwinds from improving competition and a more supportive interest rate environment. In information technology, our investments are comprised primarily of companies with durable barriers to entry undergoing transitions that are not appreciated by the market. We find the most compelling value in enterprise companies with mission-critical products, significant recurring revenue, and drivers of value creation that are within their control. Our real estate holdings include Japanese homebuilders with growing opportunities in zero-energy housing, real estate management, and remodeling services.

The sectors that detracted from performance were largely impacted by broad macroeconomic and/or geopolitical themes, but our long-term outlook for these sectors remains positive. Our investments in the materials sector faced rapid raw material cost inflation (exacerbated by the Russian/Ukrainian conflict) and lower gold prices amidst rising real interest rates. Despite the short-term volatility, we believe our holdings continue to improve their underlying operating efficiencies, supporting sustainable returns growth beyond the cycle. Many of our consumer discretionary investments have been impacted by COVID-19-related lockdowns and regulatory pressures, particularly our Chinese investments (including Alibaba, Sands, and Trip.com). However, we believe the market is overreacting to these near-term issues, and valuations are compelling given their long-term prospects. Our industrials holdings have been challenged by input cost, labor inflation, and supply chain issues, which will likely persist for some time. However, we are finding interesting opportunities in companies focused on improving competitive positioning for the longer term, that have the wherewithal to navigate the short-term headwinds, and are trading at increasingly reasonable valuations.

Volatility is presenting opportunities, and we are actively pursuing them. However, we maintain a high regard for downside risk, or “margin of safety,” as we refer to it internally. As we determine the price (valuation) that we are willing to pay for companies or other assets, we must do so in a manner that prudently underwrites the associated downside risk and upside potential. Although it has become quite fashionable in the investment industry to espouse “high conviction” and “concentration,” we believe that the timeless tenets of humility, common sense, and appropriate diversification are more important than ever in these highly charged and uncertain times.

As the Sub-advisor for the North Square Altrinsic International Equity Fund responsible for the day-to-day management of the Fund we thank you for investing.

Sincerely,

John Hock

John DeVita

Rich McCormick

The securities identified in this letter are not necessarily held by the Fund at the time of publication or thereafter, and should not be considered a recommendation or solicitation to purchase or sell these securities. It should not be assumed that any investment in these securities was, or will be, profitable. The outlook and opportunities noted in this letter are prospective and based upon the opinions of Altrinsic as of the date of this letter. There is no guarantee that we will be successful in our efforts to implement investment strategies that take advantage of such perceived opportunities.

Risk is inherent in all investing including an investment in the Fund. An investment in the Fund involves certain principal risks, including, among others: Equity Risk, Large-Cap Company Risk, Market Risk, Foreign Investment Risk, Emerging Market Risk, Currency Risk, and Management and Strategy Risk. The Fund may invest in foreign securities which will involve political, economic and currency risks, greater volatility, and differences in accounting methods.  These risks are greater for investments in emerging markets. Before you decide whether to invest in the Fund, carefully consider these risks associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objective.

Discussion of North Square McKee Bond Fund Performance

A letter from Brian S. Allen, CFA, Director – Fixed Income, and Portfolio Manager of the North Square McKee Bond Fund.

December 30, 2022

Dear Shareholder,

The closing chapter of the Quantitative Easing and fiscal stimulus saga saw a hesitant Federal Reserve ultimately stomp on the brakes of economic growth in an attempt to bring inflation under control. The March increase in the Funds rate marked the end of two years of zero interest rate policy, followed closely by the start of the Fed’s plan to reduce balance sheet holdings in Treasury and mortgage securities. Consumer inflation (year-over-year) had just exceeded 8% at that time, on its way to a peak reading of 9.1% in June.

The aggressive response by the Fed fueled a marked increase in volatility, pushing measures like the MOVE index (measures bond market volatility) to levels exceeded only in 2008 and matched only briefly during the onset of COVID19. The move higher in market interest rates was exacerbated by lengthening mortgage durations as prepayment rates slowed. The continued underweight to this sector enhanced performance. Corporate bond yield spreads widened as inflation, rising rates, and increasing odds of recession led to profitability concerns. With both equity and bond valuations dropping rapidly, the efficacy of the longstanding 60/40 portfolio blend was increasingly called into question. Our focus on quality and liquidity boosted performance in this sector as well.

While such downdrafts in financial asset valuations are painful, they also create exceptional relative value opportunities. Such is the case in virtually all of the investment grade spread sectors this year, especially government agency debt. While corporate bond yield spreads reached levels less than half the 2020 peak, callable agency spreads matched or exceeded the COVID19 highs. The rapid rise in market interest rates left the majority of securities trading at significant discounts to par, leaving the investors with attractive yields versus comparable duration Treasuries and reduced call risk, very desirable characteristics when facing increasing risk of recession. Though premature in favoring these securities during the year, they represent the most attractive relative value opportunity in the market. Accordingly, government agency debt represent the fund’s largest holdings.

The performance for the North Square McKee Bond Fund for the year through October 31, 2022 Class R6 was -12.14%, versus -11.81% for the Bloomberg Intermediate Aggregate Index.

Outlook

We expect that a more gradual approach to future increases in the Fed Funds rate will ultimately lead to a peak reading in the low-to-mid 5% range in the first half of 2023. A “growth recession” should ensue, tempering financial asset returns. Market volatility will subside, favoring a slightly more aggressive approach in core fixed income. With higher market yields in place, core fixed income should once again provide diversification benefits in a balanced portfolio. The significant overweight to the agency sector is expected to remain in place well into the next calendar year, adding value as the market evaluates the length and severity of the slowdown in economic growth and inflation.

As the Sub-advisor for the North Square McKee Bond Fund responsible for the day-to-day management of the Fund we thank you for investing.

Regards,

Brian S. Allen, CFA
Director – Fixed Income
CS McKee Asset Management

The views in this letter are those of the Fund’s direct advisor as of December 30, 2022 and may not necessarily reflect the same views on the date this letter is first published or any date thereafter. These views are intended to help shareholders in understanding the fund’s investment methodology and do not constitute investment advice.

Risk is inherent in all investing including an investment in the Fund. An investment in the Fund involves certain principal risks, including, among others: Fixed Income Securities Risk, Interest Rate Risk, Benchmark Rate Risk, Market Risk, Credit Risk, Liquidity Risk, Duration Risk, Mortgage-Backed and Asset-Backed Securities Risk, Negative Convexity Risk, Government Obligations Risk, Management and Strategy Risk, and Sector Focus Risk. A summary description of these and other principal risks of investing in the Fund is set forth below. There can be no assurance that the Fund will achieve its investment objective. An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Discussion of North Square Strategic Income Fund Performance

A letter from John L. Cassady III, CFA, Chief Investment Officer, and Portfolio Manager of the North Square Strategic Income Fund.

December 30, 2022

Dear Shareholders,

As we look back upon the fiscal year 2022, it has truly been unprecedented and volatile 12 months for the capital markets. On November 30, 2021, the Federal Reserve (“Fed”) Chairman Jerome Powell delivered testimony to the U.S. Senate’s Committee on Banking, Housing, and Urban Affairs in which he stated that it was probably time to retire the word “transitory” when describing inflation. With these words the Fed was putting the markets on notice that it – the Fed - had been wrong on inflation, and inflation was indeed an issue that needed to be addressed. In fact, many market participants, including ourselves, believed the Fed was now woefully behind the curve on fighting inflation and would now need to act aggressively in order to bring inflation under control and retain its credibility. The Red Cedar Investment Management (“RCIM”) playbook for 2022 was now clear. This would be a year of generally playing defense while protecting the downside risk to the North Square Strategic Income Fund (“Fund”).

Although we had previously been defensive with interest rate risk relative to the Fund’s benchmark (the Bloomberg U.S. Aggregate Bond Index), the Fed was about to embark on a rate hike cycle not seen since the days of the Paul Volcker-led Federal Reserve. Indeed, by the time the Fed launched the rate hike cycle on March 16, 2022, we had positioned the Fund to have an effective duration of just 2.74 years, approximately 3.83 years less than the benchmark. We took additional steps to protect the Fund’s downside by substantially reducing credit risk during the first calendar quarter of 2022. While we still maintained a sanguine view on corporate balance sheets thanks to steps taken by corporate management to term out debt at historically low rates, we also held the view that credit markets were priced to perfection with the Fed poised to dramatically tighten financial conditions. Our positioning in preferred/junior subordinate securities, which had been as high as 49.7% during 2021, was reduced to 31.8% by the end of 1Q22. High dividend paying equities and REITs were also reduced in the Fund and by the time the second calendar quarter ended, we held none of them.

Other risk reducing activities in the Fund included positioning the term structure for a flattening yield curve that, in our view, would benefit the Fund with an aggressive Fed/slowing economy scenario. We also implemented and actively managed a tail-risk hedging strategy designed to benefit the Fund when volatility spiked.

As the markets began to re-price credit risk, we gradually began to increase the Fund’s preferred securities exposure during the summer months with the view that investors were once again being adequately compensated for the risk in that market. The markets also began to dramatically re-price interest rate risk as 10-year U.S. Treasury (“UST”) yields rose from 1.55% to 4.05% over the course of the fiscal year. Even more eye-watering, the 2-year UST yield rose nearly 400 basis points to 4.48% as the Fed increased the upper bound of its Fed Funds target rate from 0.25% to 3.25%. Although inflation is currently running much higher than the Fed’s targeted range, we have begun to add interest rate risk back into the Fund based upon valuation and the expectation that the Fed’s aggressive actions will ultimately have the desired effect on inflation.

We believe that we have delivered value to the North Square Strategic Income shareholders by protecting the downside risk to the Fund during a period of both unprecedented interest rate increases and volatility. For the fiscal year ended October 31, 2022, the Fund delivered a total return of -10.17%, while the benchmark as represented by the Bloomberg U.S. Aggregate Bond Index returned -15.68%. While we do not believe that we are headed back to the halcyon days of zero interest rate policy or a central bank willing to bail out investors, we do believe that pockets of value are now being created within the fixed income markets. We at RCIM will continue to seek out these opportunities during the coming years as we strive to add value through active management for shareholders.

On behalf of the investment team at Red Cedar Investment Management, Sub-advisor to the North Square Strategic Income Fund, and responsible for the day-to-day management of the Fund, we thank you for entrusting us with your investment needs and wish everyone an enjoyable holiday season and prosperous New Year.

Regards,

John L. Cassady III, CFA
Chief Investment Officer
Red Cedar Investment Management

* The Bloomberg US Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate pass-throughs), ABS and CMBS (agency and non-agency).

The views in this letter are those of the Fund’s direct advisor as of December 30, 2022 and may not necessarily reflect the same views on the date this letter is first published or any date thereafter. These views are intended to help shareholders in understanding the fund’s investment methodology and do not constitute investment advice.

Risk is inherent in all investing including an investment in the Fund. An investment in the Fund involves risk, including the following principal risks, among others: Market Risk, Credit Risk, Fixed Income Securities Risk, Interest Rate Risk, Preferred Securities Risk, Mortgage Backed and Asset Backed Securities Risk, High Yield (“Junk”) Bond Risk and Derivatives Risk. Before you decide whether to invest in the Fund, carefully consider these risk factors associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objective. An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

North Square Advisory Research Small Cap Value Fund
FUND PERFORMANCE at October 31, 2022 (Unaudited)

Performance of a $1,000,000 Investment

This graph compares a hypothetical $1,000,000 investment in the Fund, made on October 31, 2012, with a similar investment in the Russell 3000 Value Index. Results include the reinvestment of all dividends and capital gains.

The Russell 3000 Value Index measures the performance of the broad value segment of the U.S. equity value universe. It includes those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values. This index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and is not available for investment.

		Average Annual
					Since	Inception
Total Returns as of October 31, 2022	6 Month	1 Year	5 Year	10 Year	Inception	Date
Class I*	-1.67%	-9.05%	7.97%	10.01%	9.99%	11/16/09
Russell 2000 Value Total Return**	-1.35%	-10.73%	5.31%	9.37%	9.87%	11/16/09
Russell 3000 Value Total Return	-3.08%	-7.25%	7.07%	10.22%	10.30%	11/16/09

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling 1-855-551-5521.

*	Effective January 11, 2022, the North Square Advisory Research All Cap Value Fund changed names to the North Square Advisory Research Small Cap Value Fund.
**
Effective January 11, 2022, the Russell 2000 Value Total Return Index has replaced the Russell 3000 Value Total Return Index as the Fund’s primary benchmark as the Russell 2000 Value Total Return Index is more closely aligned with the Fund’s principal investment strategies and portfolio holdings.

The Fund acquired all assets and assumed the liabilities of the Advisory Research Small Cap Value Fund (the “Predecessor Fund”) effective the close of business on February 21, 2020. The Predecessor Fund commenced investment operations on November 16, 2009.

As a result of the reorganization, the Fund is the accounting successor of the Predecessor Fund. Performance results shown in the performance table above prior to February 21, 2020 reflect the performance of the Predecessor Fund. Effective January 11, 2022, the Fund changed names to the North Square Advisory Research Small Cap Value Fund (formerly, North Square Oak Ridge All Cap Value Fund) and changed investment strategy (Note 1).

North Square Advisory Research Small Cap Value Fund
FUND PERFORMANCE at October 31, 2022 (Unaudited)

Gross and net expense ratios for Class I shares were 1.63% and 0.95%, respectively, which were the amounts stated in the current prospectus dated February 28, 2022. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 0.94% of the average daily net assets of the Fund’s Class I shares. This agreement is in effect until February 28, 2023, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The performance table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

North Square Altrinsic International Equity Fund
FUND PERFORMANCE at October 31, 2022 (Unaudited)

Performance of a $1,000,000 Investment

This graph compares a hypothetical $1,000,000 investment in the Fund, made at the Fund’s inception, with a similar investment in the MSCI EAFE Index. Results include the reinvestment of all dividends and capital gains.

The MSCI EAFE Index is an equity index which captures large and mid cap representation across 21 developed markets countries around the world, excluding the US and Canada. With 841 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

				Average Annual
		Calendar	Since		Since	Inception
Total Returns as of October 31, 2022	6 Months	Year to Date	Inception	1 Year	Inception	Date
Class I	-10.58%	-17.53%	-11.03%	-18.30%	-5.95%	12/04/20
MSCI EAFE Index	-12.70%	-23.17%	-12.57%	-23.00%	-6.80%	12/04/20

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling 1-855-551-5521.

Gross and net expense ratios for Class I shares were 1.43% and 0.97%, respectively, which were the amounts stated in the current prospectus dated February 28, 2022. For the Fund’s current expense ratios, please refer to the Financial Highlights section of this report. The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 0.97% of the average daily net assets of the Fund’s Class I shares. This agreement is in effect until February 28, 2023, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The performance table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

North Square McKee Bond Fund
FUND PERFORMANCE at October 31, 2022 (Unaudited)

Performance of a $1,000,000 Investment

This graph compares a hypothetical $1,000,000 investment in the Fund’s Class I shares (the class with the largest net assets), made at the Fund’s inception, with a similar investment in the Blomberg Intermediate Aggregate Bond Index. Results include the reinvestment of all dividends and capital gains.

The Bloomberg Intermediate Aggregate Bond Index is a broad base, market capitalization-weighted bond market index representing intermediate term investment grade bonds traded in the United States.

				Average Annual
		Calendar	Since		Since	Inception
Total Returns as of October 31, 2022	6 Months	Year to Date	Inception	1 Year	Inception	Date
Class I*	-5.44%	-12.19%	-12.41%	-12.33%	-8.72%	5/19/21
Class R6*	-5.35%	-12.05%	-12.94%	-12.14%	-7.25%	12/28/20
Bloomberg Barclays Intermediate Aggregate Bond Index	-5.01%	-11.75%	-12.81%	-11.81%	-7.17%	12/28/20

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling 1-855-551-5521.

*	Effective December 1, 2021, Class I was re-classified to Class R6 and Class Y was re-classified to Class I.

Gross expense ratios for Class I and R6 shares were 0.64% and 0.73%, respectively, and net expense ratios for Class I and R6 shares were 0.47% and 0.28%, respectively, which were the amounts stated in the current prospectus dated February 28, 2022. For the Fund’s current expense ratios, please refer to the Financial Highlights section of this report. The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 0.47% and 0.28% of the average daily net assets of the Fund’s Class I shares and Class R6 shares, respectively. This agreement is in effect until February 28, 2023, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The performance table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

North Square Strategic Income Fund
FUND PERFORMANCE at October 31, 2022 (Unaudited)

Performance of a $1,000,000 Investment

This graph compares a hypothetical $1,000,000 investment in the Fund, made at the Fund’s inception, with a similar investment in the Bloomberg US Aggregate Bond Index and the Bloomberg Intermediate Credit Index. Results include the reinvestment of all dividends and capital gains.

The Bloomberg US Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar denominated, fixed-rate taxable bond market. The Bloomberg Intermediate Credit Index is a board-based flagship benchmark that measures the non-securitized component of the US Aggregate Index with less than 10 years to maturity. The indices do not reflect expenses, fees or sales charge, which would lower performance. The indices are unmanaged and are not available for investment.

		Average Annual
					Since	Inception
Total Returns as of October 31, 2022	6 Month	1 Year	5 Year	10 Year	Inception	Date
Class I	-5.29%	-10.17%	2.63%	3.21%	3.29%	12/31/12
Bloomberg US Aggregate Bond Index	-6.86%	-15.68%	-0.54%	0.74%	0.75%	12/31/12
Bloomberg Intermediate Credit Index	-4.38%	-11.71%	0.49%	1.48%	1.49%	12/31/12

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling 1-855-551-5521.

The Fund acquired all assets and assumed the liabilities of the Advisory Research Strategic Income Fund (the “Predecessor Fund”) effective the close of business on February 21, 2020. The Predecessor Fund commenced investment operations on December 31, 2012 after the conversion of a limited partnership account, the Advisory Research Value Income Fund, L.P. (the “Predecessor Account”), which commenced operations on June 30, 2003. As a result of each reorganization, the Fund is the accounting successor of each the Predecessor Fund and Predecessor Account. Performance results shown in the performance table above between February 21, 2020 and December 31, 2012 reflect the performance of the Predecessor Fund, and performance results shown prior to December 31, 2012 reflect the performance of the Predecessor Account. The Predecessor Account was not registered under the 1940 Act and therefore was not subject to certain restrictions imposed by the 1940 Act on registered investment companies and by the Internal Revenue Code of 1986 on regulated investment companies. If the Predecessor Account had been registered under the 1940 Act, the Predecessor Account’s performance may have been adversely affected.

North Square Strategic Income Fund
FUND PERFORMANCE at October 31, 2022 (Unaudited)

Gross and net expense ratios for Class I shares were 1.29% and 0.91%, respectively, which were the amounts stated in the current prospectus dated February 28, 2022. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 0.90% of the average daily net assets of the Fund’s Class I shares. This agreement is in effect until February 28, 2023, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The performance table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

North Square Advisory Research Small Cap Value Fund
SCHEDULE OF INVESTMENTS
As of October 31, 2022

Number
of Shares		Value
	COMMON STOCKS – 98.2%

	BASIC MATERIALS – 7.7%
	Specialty Chemicals – 7.7%
47,524	Element Solutions Inc.	$817,413
27,060	Valvoline Inc.	794,481
		1,611,894
	TOTAL BASIC MATERIALS	1,611,894

	CONSUMER DISCRETIONARY – 20.9%
	Casinos and Gambling – 4.1%
10,735	Monarch Casino & Resort, Inc.*	852,466
	Consumer Services: Misc. – 3.6%
20,030	IAA Inc.*	759,738
	Home Construction – 2.2%
14,750	M.D.C. Holdings, Inc.	449,285
	Recreational Products – 2.4%
35,721	Leslie’s Inc.*	501,523
	Restaurants and Bars – 4.8%
8,910	Papa John’s International, Inc.	647,134
17,245	Ruth’s Hospitality Group, Inc.	358,351
		1,005,485
	Specialty Retailers – 3.8%
4,995	Asbury Automotive Group, Inc.*	787,961
	TOTAL CONSUMER DISCRETIONARY	4,356,458

	CONSUMER STAPLES – 5.5%
	Food Retailers and Wholesalers – 5.5%
21,822	Performance Food Group Co.*	1,135,617
	TOTAL CONSUMER STAPLES	1,135,617

	ENERGY – 7.4%
	Oil Equipment and Services – 3.9%
28,250	Championx Corp.	808,515
	Oil: Crude Producers – 3.5%
7,960	Denbury Inc.*	727,624
	TOTAL ENERGY	1,536,139

	FINANCIALS – 25.2%
	Banks – 17.9%
12,100	BankUnited, Inc.	434,995
14,607	First Interstate BancSystem, Inc. – Class A	666,225
13,970	First Merchants Corp.	627,253
7,897	Nicolet Bankshares, Inc.*	602,462
7,253	SouthState Corp.	655,889
13,756	Webster Financial Corp.	746,401
		3,733,225

See accompanying Notes to Financial Statements.

North Square Advisory Research Small Cap Value Fund
SCHEDULE OF INVESTMENTS – Continued
As of October 31, 2022

Number
of Shares		Value
	COMMON STOCKS (Continued)

	FINANCIALS (Continued)
	Diversified Financial Services – 3.6%
22,625	Cannae Holdings, Inc.*	$523,995
59,125	Holley Inc.*	235,317
		759,312
	Property and Casualty Insurance – 3.7%
3,860	Enstar Group Ltd.*[1]	774,007
	TOTAL FINANCIALS	5,266,544

	HEALTH CARE – 5.3%
	Health Care Management Services – 2.1%
5,475	HealthEquity, Inc.*	426,557
	Health Care Services – 3.2%
6,585	Addus HomeCare Corp.*	674,436
	TOTAL HEALTH CARE	1,100,993

	INDUSTRIALS – 20.9%
	Aerospace – 2.2%
19,580	Spirit AeroSystems Holdings Inc. – Class A	453,473
	Building Materials: Other – 3.1%
2,535	Armstrong World Industries, Inc.	191,570
7,745	Fortune Brands Home & Security, Inc.	467,178
		658,748
	Commercial Vehicles & Parts – 2.7%
22,235	Miller Industries, Inc.	565,436
	Electrical Components – 1.8%
2,950	Regal Rexnord Corp.	373,293
	Industrial Suppliers – 2.3%
44,037	Gates Industrial Corp Plc*[1]	491,012
	Machinery: Engines – 1.6%
4,695	Brunswick Corp.	331,796
	Machinery: Industrial – 2.2%
19,898	Zurn Elkay Water Solutions Corp.	467,404
	Professional Business Support Services – 2.7%
39,612	First Advantage Corp.*	556,549
	Railroad Equipment – 2.3%
16,625	Trinity Industries, Inc.	474,311
	TOTAL INDUSTRIALS	4,372,022

See accompanying Notes to Financial Statements.

North Square Advisory Research Small Cap Value Fund
SCHEDULE OF INVESTMENTS – Continued
As of October 31, 2022

Number
of Shares		Value
	COMMON STOCKS (Continued)

	TECHNOLOGY – 5.3%
	Computer Services – 1.3%
20,625	Dun & Bradstreet Holdings, Inc.	$265,031
	Consumer Digital Services – 1.8%
5,865	TechTarget, Inc.*	378,586
	Software – 2.2%
29,870	Alkami Technology, Inc.*	473,440
	TOTAL TECHNOLOGY	1,117,057
	TOTAL COMMON STOCKS
	(Cost $22,206,221)	20,496,724

	SHORT-TERM INVESTMENT – 1.7%
361,773	First American Treasury Obligations Fund – Class X, 3.06%[2]	361,773
	TOTAL SHORT-TERM INVESTMENT
	(Cost $361,773)	361,773
	TOTAL INVESTMENTS – 99.9%
	(Cost $22,567,994)	20,858,497
	Other Assets in Excess of Liabilities – 0.1%	8,114
	TOTAL NET ASSETS – 100.0%	$20,866,611

ADR – American Depository Receipt
PLC – Public Limited Company

*	Non-Income Producing.
[1]	Foreign security denominated in U.S. Dollars.
[2]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

North Square Advisory Research Small Cap Value Fund
SUMMARY OF INVESTMENTS
As of October 31, 2022

Percent of Total
Security Type/Sector	Net Assets
Common Stocks
Financials	25.2%
Industrials	20.9%
Consumer Discretionary	20.9%
Basic Materials	7.7%
Energy	7.4%
Consumer Staples	5.5%
Technology	5.3%
Health Care	5.3%
Total Common Stocks	98.2%
Short-Term Investment	1.7%
Total Investments	99.9%
Other Assets in Excess of Liabilities	0.1%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

North Square Altrinsic International Equity Fund
SCHEDULE OF INVESTMENTS
As of October 31, 2022

Number
of Shares		Value
	COMMON STOCKS – 97.1%

	BERMUDA – 3.6%
6,852	Everest Re Group, Ltd.	$2,210,866

	CANADA – 1.4%
8,864	Agnico Eagle Mines Ltd.	389,662
121,217	Kinross Gold Corp.	439,543
		829,205

	CAYMAN ISLANDS – 3.2%
38,764	Alibaba Group Holding Ltd.*	303,459
57,506	Baidu, Inc. – Class A*	550,177
254,800	Sands China Ltd.*	444,703
28,806	Trip.com Group Ltd. – ADR*	651,880
		1,950,219

	FRANCE – 12.0%
54,355	AXA SA	1,342,908
36,847	Bureau Veritas SA	912,900
7,832	Cie Generale des Etablissements Michelin SCA	199,768
17,908	Danone	890,896
19,632	Sanofi	1,694,317
29,252	SCOR SE	440,128
33,259	TotalEnergies SE	1,811,038
		7,291,955

	GERMANY – 7.9%
3,323	adidas AG	325,046
4,400	Continental AG	228,199
33,518	Daimler Truck Holding AG*	894,352
22,211	Deutsche Post AG	788,225
13,284	SAP SE	1,282,203
11,345	Siemens AG	1,240,462
		4,758,487

	INDIA – 1.8%
17,074	HDFC Bank Ltd. – ADR	1,063,881

	IRELAND – 8.1%
18,890	CRH Public Limited Co.	681,010
1,132	Linde Public Limited Co.	338,574
19,423	Medtronic, PLC	1,696,405
10,046	Willis Towers Watson Public Limited Co.	2,192,138
		4,908,127

	ISRAEL – 2.8%
12,972	Check Point Software Technologies Ltd.*	1,676,371

	JAPAN – 13.4%
77,700	Astellas Pharma Inc.	1,069,391
16,287	Daito Trust Construction Co., Ltd.	1,611,230
33,639	Japan Exchange Group Inc.	441,937
66,014	KUBOTA CORP.	921,874

See accompanying Notes to Financial Statements.

North Square Altrinsic International Equity Fund
SCHEDULE OF INVESTMENTS – Continued
As of October 31, 2022

Number
of Shares		Value
	COMMON STOCKS (Continued)

	JAPAN (Continued)
30,408	Makita Corp.	$556,238
23,956	MINEBEA MITSUMI, Inc.	355,083
46,076	Sekisui House, Ltd.	766,926
42,601	Sumitomo Mitsui Trust Holdings, Inc.	1,225,357
66,023	Tokio Marine Holdings, Inc.	1,194,848
		8,142,884

	MEXICO – 0.8%
6,563	Fomento Economico Mexicano SAB de CV – ADR	470,042

	NETHERLANDS – 6.9%
18,600	Akzo Nobel N.V.	1,147,737
19,806	Euronext NV	1,258,562
21,024	Heineken N.V.	1,757,731
		4,164,030

	REPUBLIC OF KOREA – 4.5%
16,252	Hana Financial Group, Inc.	470,634
34,026	KB Financial Group Inc.	1,147,776
1,058	Samsung Electronics Co., Ltd. – GDR	1,093,443
		2,711,853

	SINGAPORE – 1.4%
141,536	Singapore Exchange Ltd.	841,857

	SPAIN – 1.0%
113,870	Banco Bilbao Vizcaya Argentaria SA	586,179

	SWEDEN – 1.9%
33,221	ASSA ABLOY AB – Class B	670,967
31,923	Sandvik AB	499,032
		1,169,999

	SWITZERLAND – 14.1%
10,941	Chubb Ltd.	2,351,111
29,922	Julius Baer Group Ltd.	1,433,423
10,482	Nestle S.A.	1,141,416
16,402	Novartis AG	1,325,133
1,154	Roche Holding AG	383,245
4,514	Zurich Insurance Group AG	1,926,232
		8,560,560

	UNITED KINGDOM – 12.3%
1,223	Aon PLC – Class A	344,262
33,884	BP p.l.c – ADR	1,127,659
34,918	Diageo plc	1,440,785
79,878	GSK PLC	1,308,842
263,912	Haleon PLC*	811,115
49,979	Liberty Global plc – Class A*	842,646

See accompanying Notes to Financial Statements.

North Square Altrinsic International Equity Fund
SCHEDULE OF INVESTMENTS – Continued
As of October 31, 2022

Number
of Shares		Value
	COMMON STOCKS (Continued)

	UNITED KINGDOM (Continued)
717,027	Lloyds Banking Group plc	$345,526
37,154	Smiths Group PLC	664,902
49,108	Vodafone Group PLC – ADR	579,966
		7,465,703
	TOTAL COMMON STOCKS
	(Cost $68,486,352)	58,802,218

	PREFERRED STOCK – 1.4%

	GERMANY – 1.4%
13,178	Henkel AG & Co. KGaA	830,617
	TOTAL PREFERRED STOCK
	(Cost $1,201,653)	830,617

	SHORT-TERM INVESTMENT – 1.1%
667,637	First American Treasury Obligations Fund – Class X, 3.06%[1]	667,637
	TOTAL SHORT-TERM INVESTMENT
	(Cost $667,637)	667,637
	TOTAL INVESTMENTS – 99.6%
	(Cost $70,355,642)	60,300,472
	Other Assets in Excess of Liabilities – 0.4%	267,710
	TOTAL NET ASSETS – 100.0%	$60,568,182

ADR – American Depositary Receipt
GDR – Global Depositary Receipt
PLC – Public Limited Company

*	Non-Income producing security.
[1]	The rate is the annualized seven-day yield at period end.

Investments are classified by industry pursuant to the Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of Morgan Stanley Capital International, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

See accompanying Notes to Financial Statements.

North Square Altrinsic International Equity Fund
SUMMARY OF INVESTMENTS
As of October 31, 2022

Percent of Total
Security Type/Sector	Net Assets
Common Stocks
Financials	34.4%
Industrials	12.4%
Health Care	12.3%
Consumer Staples	10.7%
Information Technology	6.7%
Materials	4.9%
Energy	4.9%
Consumer Discretionary	4.8%
Communication Services	3.3%
Real Estate	2.7%
Total Common Stocks	97.1%
Preferred Stock	1.4%
Short-Term Investment	1.1%
Total Investments	99.6%
Other Assets in Excess of Liabilities	0.4%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

North Square McKee Bond Fund
SCHEDULE OF INVESTMENTS
As of October 31, 2022

Principal
Amount		Value
	ASSET BACKED SECURITIES – 7.9%
	Aligned Data Centers Issuer LLC
$400,000	1.937%, 08/15/2046[1]	$335,671
	American Credit Acceptance Receivables Trust 2021-2
446,000	1.340%, 07/13/2027[1]	418,335
	Americredit Automobile Receivables Trust 2019-2
3,129	2.540%, 07/18/2024	3,126
	AMSR 2019-SFR1 Trust
500,000	2.774%, 01/19/2039[1]	444,220
	AMSR 2021-SFR2 Trust
200,000	1.527%, 08/17/2038[1]	170,056
	Amur Equipment Finance Receivables IX LLC
53,972	0.750%, 11/20/2026[1]	51,739
	Amur Equipment Finance Receivables X LLC
785,000	2.200%, 01/20/2028[1]	705,538
	Burlington Northern and Santa Fe Railway Co 2006-1 Pass Through Trust
46,561	5.720%, 01/15/2024[1]	46,725
	Enterprise Fleet Funding 2021-1 LLC
272,334	0.440%, 12/21/2026[1]	262,712
	Exeter Automobile Receivables Trust 2021-3
59,544	0.350%, 02/18/2025	59,408
306,000	0.690%, 01/15/2026	300,477
	FedEx Corp 2020-1 Class AA Pass Through Trust
511,720	1.875%, 02/20/2034	408,842
	Flagship Credit Auto Trust 2021-3
63,653	0.360%, 07/15/2027[1]	61,211
	GLS Auto Receivables Issuer Trust 2021-3
574,000	0.780%, 11/17/2025[1]	553,230
	GM Financial Automobile Leasing Trust 2020-2
305,000	2.560%, 07/22/2024	303,052
	GM Financial Automobile Leasing Trust 2021-3
1,556	0.240%, 12/20/2023	1,545
	MMAF Equipment Finance LLC 2018-A
133,386	3.390%, 01/10/2025[1]	132,721
	NMEF Funding 2022-B LLC
350,000	6.070%, 06/15/2029[1]	348,659
	Oportun Funding XIV LLC
100,000	1.210%, 03/08/2028[1]	91,229
	Oscar US Funding X LLC
220,058	3.270%, 05/10/2026[1,2]	216,930
	Oscar US Funding XII LLC
110,000	0.700%, 04/10/2025[1,2]	105,602
	Santander Retail Auto Lease Trust 2021-C
227,000	0.500%, 03/20/2025[1]	219,231
	Tricon Residential 2022-SFR2 Trust
528,000	3.856%, 04/17/2039[1]	487,757
	Union Pacific Railroad Co 2005 Pass Through Trust
26,618	5.082%, 01/02/2029	26,339
	Verizon Master Trust
274,000	0.690%, 05/20/2027	253,149
	Verizon Owner Trust 2020-C
635,000	0.670%, 04/21/2025	602,186

See accompanying Notes to Financial Statements.

North Square McKee Bond Fund
SCHEDULE OF INVESTMENTS – Continued
As of October 31, 2022

Principal
Amount		Value
	ASSET BACKED SECURITIES (Continued)
	VMC Finance 2021-FL4 LLC
$249,725	4.543% (1 Month LIBOR USD + 1.100%), 06/16/2036[1,3]	$241,664
	Volvo Financial Equipment LLC Series 2019-2
1,436	2.040%, 11/15/2023[1]	1,434
	Westlake Automobile Receivables Trust 2020-2
11,457	1.320%, 07/15/2025[1]	11,434
	Westlake Automobile Receivables Trust 2021-1
29,631	0.390%, 10/15/2024[1]	29,472
295,000	0.640%, 03/16/2026[1]	288,550
	Westlake Automobile Receivables Trust 2021-2
320,000	0.620%, 07/15/2026[1]	308,882
	Westlake Automobile Receivables Trust 2021-3
1,000,000	1.290%, 01/15/2027[1]	951,332
	World Omni Auto Receivables Trust 2019-C
89,973	1.960%, 12/16/2024	89,311
	TOTAL ASSET BACKED SECURITIES
	(Cost $9,120,097)	8,531,769

	CORPORATE BONDS – 22.6%

	COMMUNICATION SERVICES – 2.0%
	Diversified Telecommunication Services – 1.6%
	AT&T Inc.
292,000	1.700%, 03/25/2026	257,720
563,000	4.350%, 03/01/2029	523,766
	Verizon Communications Inc.
1,059,000	2.100%, 03/22/2028	890,790
		1,672,276

	Media – 0.4%
	Comcast Corp.
173,000	2.650%, 02/01/2030	144,791
	Fox Corp.
389,000	3.050%, 04/07/2025	367,605
		512,396
	TOTAL COMMUNICATION SERVICES	2,184,672

	CONSUMER DISCRETIONARY – 1.7%

	Automobiles – 1.2%
	American Honda Finance Corp.
218,000	2.000%, 03/24/2028	183,388
	General Motors Financial Co, Inc.
479,000	5.000%, 04/09/2027	453,056
345,000	4.300%, 04/06/2029	303,362
	Hyundai Capital America
250,000	5.875%, 04/07/2025[1]	247,567
	Mercedes-Benz Finance North America LLC
150,000	1.450%, 03/02/2026[1]	131,506
		1,318,879

See accompanying Notes to Financial Statements.

North Square McKee Bond Fund
SCHEDULE OF INVESTMENTS – Continued
As of October 31, 2022

Principal
Amount		Value
	CONSUMER DISCRETIONARY (Continued)

	Hotels, Restaurants & Leisure – 0.4%
	Starbucks Corp.
$428,000	3.550%, 08/15/2029	$386,391

	Specialty Retail – 0.1%
	The Home Depot, Inc.
178,000	2.950%, 06/15/2029	157,363
	TOTAL CONSUMER DISCRETIONARY	1,862,633

	CONSUMER STAPLES – 1.0%

	Tobacco – 1.0%
	Altria Group, Inc.
360,000	4.800%, 02/14/2029	331,769
	B.A.T. Capital Corp.
254,000	2.259%, 03/25/2028	201,490
257,000	4.906%, 04/02/2030	224,642
	Philip Morris International Inc.
354,000	2.750%, 02/25/2026	324,757
	TOTAL CONSUMER STAPLES	1,082,658

	ENERGY – 0.8%

	Oil, Gas & Consumable Fuels – 0.8%
	BP Capital Markets America Inc.
175,000	3.017%, 01/16/2027	160,112
191,000	3.543%, 04/06/2027	177,836
	Saudi Arabian Oil Co.
200,000	3.500%, 04/16/2029[1,2]	178,093
	Shell International Finance B.V.
403,000	2.375%, 11/07/2029[2]	340,111
	TOTAL ENERGY	856,152

	FINANCIALS – 11.2%

	Banks – 7.8%
	Bank of America Corp.
1,002,000	1.658% (SOFR + 0.910%), 03/11/2027[3]	866,836
434,000	2.572% (SOFR + 1.210%), 10/20/2032[3]	327,939
	Bank of Montreal
170,000	1.850%, 05/01/2025[2]	156,282
	The Bank of Nova Scotia
414,000	1.300%, 06/11/2025[2]	371,857
	Citigroup Inc.
628,000	0.981% (SOFR + 0.669%), 05/01/2025[3]	579,970
	Citigroup, Inc.
469,000	2.014% (SOFR + 0.694%), 01/25/2026[3]	428,721
	Cooperatieve Rabobank U.A.
556,000	1.980% (1 Year CMT Rate + 0.730%), 12/15/2027[2,4]	467,382
	F.N.B. Corp. of Pennsylvania
249,000	2.200%, 02/24/2023	246,238

See accompanying Notes to Financial Statements.

North Square McKee Bond Fund
SCHEDULE OF INVESTMENTS – Continued
As of October 31, 2022

Principal
Amount		Value

	FINANCIALS (Continued)

	Banks (Continued)
	Federation des caisses Desjardins du Quebec
$220,000	2.050%, 02/10/2025[1,2]	$202,355
	Fifth Third Bancorp
249,000	3.650%, 01/25/2024	243,399
	FNB Corp/PA
198,000	5.150%, 08/25/2025	194,624
	JPMorgan Chase & Co.
608,000	0.969% (TSFR3M + 0.580%), 06/23/2025[3]	559,244
482,000	2.005% (TSFR3M + 1.585%), 03/13/2026[3]	439,742
525,000	1.578% (SOFR + 0.885%), 04/22/2027[3]	451,843
286,000	1.953% (SOFR + 1.065%), 02/04/2032[3]	209,800
	PNC Financial Services Group, Inc.
513,000	2.550%, 01/22/2030	415,760
	The Toronto-Dominion Bank
716,000	1.150%, 06/12/2025[2]	641,763
282,000	1.250%, 09/10/2026[2]	240,364
	US Bancorp
730,000	4.548% (SOFR + 1.660%), 07/22/2028[3]	694,379
	Wells Fargo & Co.
779,000	3.526% (SOFR + 1.510%), 03/24/2028[3]	702,066
		8,440,564

	Capital Markets – 2.6%
	The Goldman Sachs Group, Inc.
881,000	3.272% (3 Month LIBOR USD + 1.201%), 09/29/2025[3]	836,028
477,000	1.431% (SOFR + 0.798%), 03/09/2027[3]	408,429
592,000	1.992% (SOFR + 1.090%), 01/27/2032[3]	432,621
	Morgan Stanley
349,000	0.790% (SOFR + 0.525%), 05/30/2025[3]	319,892
942,000	1.593% (SOFR + 0.879%), 05/04/2027[3]	806,688
		2,803,658

	Consumer Finance – 0.8%
	Capital One Financial Corp.
1,029,000	1.878% (SOFR + 0.855%), 11/02/2027[3]	856,545
	TOTAL FINANCIALS	12,100,767

	HEALTH CARE – 1.2%

	Biotechnology – 0.5%
	AbbVie, Inc.
196,000	3.800%, 03/15/2025	189,171
	Amgen Inc.
238,000	3.000%, 02/22/2029	207,988
197,000	2.450%, 02/21/2030	162,529
		559,688

See accompanying Notes to Financial Statements.

North Square McKee Bond Fund
SCHEDULE OF INVESTMENTS – Continued
As of October 31, 2022

Principal
Amount		Value
	HEALTH CARE (Continued)

	Health Care Providers & Services – 0.7%
	CVS Health Corp.
$276,000	1.750%, 08/21/2030	$210,326
	UnitedHealth Group, Inc.
547,000	5.250%, 02/15/2028	548,947
		759,273
	TOTAL HEALTH CARE	1,318,961

	INDUSTRIALS – 1.6%

	Aerospace & Defense – 0.9%
	The Boeing Co.
549,000	4.875%, 05/01/2025	536,029
497,000	2.196%, 02/04/2026	439,558
		975,587

	Road & Rail – 0.7%
	BNSF Railway Co 2015-1 Pass Through Trust
190,071	3.442%, 06/16/2028[1]	176,077
	CSX Transportation, Inc.
299,461	6.251%, 01/15/2023	299,958
	Norfolk Southern Corp.
150,000	3.800%, 08/01/2028	138,839
	Union Pacific Railroad Co 2014-1 Pass Through Trust
144,236	3.227%, 05/14/2026	136,402
		751,276
	TOTAL INDUSTRIALS	1,726,863

	INFORMATION TECHNOLOGY – 1.7%

	IT Services – 0.2%
	International Business Machines Corp.
200,000	1.700%, 05/15/2027	171,909

	Semiconductors & Semiconductor Equipment – 0.6%
	Broadcom Inc.
399,000	3.459%, 09/15/2026	366,541
	Intel Corp.
256,000	4.150%, 08/05/2032	228,850
		595,391

	Software – 0.3%
	Oracle Corp.
397,000	2.300%, 03/25/2028	332,408

	Technology Hardware, Storage & Peripherals – 0.6%
	Hewlett Packard Enterprise Co.
682,000	1.450%, 04/01/2024	645,558
	TOTAL INFORMATION TECHNOLOGY	1,745,266

See accompanying Notes to Financial Statements.

North Square McKee Bond Fund
SCHEDULE OF INVESTMENTS – Continued
As of October 31, 2022

Principal
Amount		Value
	MATERIALS – 0.3%

	Chemicals – 0.3%
	DuPont de Nemours, Inc.
$306,000	4.493%, 11/15/2025	$299,969
	TOTAL MATERIALS	299,969

	REAL ESTATE – 0.4%

	Equity Real Estate Investment Trusts (REITs) – 0.4%
	Crown Castle Corp.
504,000	1.050%, 07/15/2026	424,548
	TOTAL REAL ESTATE	424,548

	UTILITIES – 0.7%

	Electric Utilities – 0.5%
	Duke Energy Corp.
50,000	4.300%, 03/15/2028	47,044
151,000	2.450%, 06/01/2030	120,489
	NextEra Energy Capital Holdings, Inc.
419,000	1.900%, 06/15/2028	346,269
		513,802

	Multi-Utilities – 0.2%
	Consolidated Edison Co of New York, Inc.
204,000	3.350%, 04/01/2030	176,892
	TOTAL UTILITIES	690,694
	TOTAL CORPORATE BONDS
	(Cost $27,462,522)	24,293,183

	FOREIGN GOVERNMENT AGENCY ISSUES – 1.6%
	International Bank for Reconstruction and Development[1,2]
712,000	0.650%, 02/24/2026	624,911
1,524,000	2.700%, 12/28/2037	1,122,734
	TOTAL FOREIGN GOVERNMENT AGENCY ISSUES
	(Cost $2,203,412)	1,747,645

	MORTGAGE BACKED SECURITIES – 38.5%
	BBCMS Mortgage Trust 2022-C14
210,748	1.727%, 02/15/2055	193,787
	COMM 2012-CCRE4 Mortgage Trust
34,218	2.853%, 10/15/2045	34,132
	DBUBS 2017-BRBK Mortgage Trust
300,000	3.452%, 10/10/2034[1]	281,777
	Ellington Financial Mortgage Trust 2020-1
218,615	2.006%, 05/25/2065[1,4]	211,285
	EQUS 2021-EQAZ Mortgage Trust
600,000	4.167% (1 Month LIBOR USD + 0.755%), 10/15/2036[1,2]	568,124

See accompanying Notes to Financial Statements.

North Square McKee Bond Fund
SCHEDULE OF INVESTMENTS – Continued
As of October 31, 2022

Principal
Amount		Value
	MORTGAGE BACKED SECURITIES (Continued)
	Fannie Mae Pool
$42,341	2.500%, 08/01/2028	$39,233
32,892	5.000%, 11/01/2029	32,735
10,133	4.000%, 10/01/2030	9,686
88,410	4.500%, 05/01/2031	87,368
75,012	4.000%, 09/01/2031	71,692
33,889	4.500%, 01/01/2032	33,491
21,687	3.500%, 04/01/2032	20,481
292,344	3.000%, 05/01/2033	267,661
79,460	4.500%, 05/01/2034	76,075
98,290	4.000%, 06/01/2034	91,990
136,687	3.500%, 08/01/2034	126,931
111,319	3.500%, 12/01/2034	103,606
50,591	3.500%, 11/01/2035	47,086
104,089	4.000%, 11/01/2035	99,477
113,911	4.000%, 07/01/2037	106,598
112,585	4.000%, 12/01/2037	107,600
111,426	3.500%, 12/01/2037	101,223
78,514	4.000%, 06/01/2038	73,678
3,625	4.000%, 03/01/2039	3,406
46,762	4.500%, 01/01/2040	45,299
299,808	3.000%, 01/01/2040	264,057
37,369	4.500%, 01/01/2040	36,030
614,729	2.500%, 06/01/2040	523,174
11,404	4.500%, 07/01/2040	11,047
332,125	2.000%, 08/01/2040	274,930
79,409	4.000%, 09/01/2040	73,356
18,353	4.500%, 09/01/2040	17,778
3,844	4.000%, 09/01/2040	3,611
214,973	2.500%, 10/01/2040	183,402
349,552	3.000%, 10/01/2040	307,383
257,490	2.000%, 11/01/2040	213,147
14,074	4.500%, 11/01/2040	13,418
31,359	4.500%, 12/01/2040	30,287
54,461	4.000%, 01/01/2041	50,853
160,672	2.000%, 01/01/2041	132,996
5,740	4.000%, 01/01/2041	5,393
30,065	4.000%, 01/01/2041	28,243
434,578	2.500%, 02/01/2041	363,989
236,045	2.500%, 03/01/2041	201,337
377,032	1.500%, 03/01/2041	298,927
78,981	4.500%, 04/01/2041	76,507
19,618	4.500%, 05/01/2041	18,967
498,632	2.500%, 09/01/2041	423,763
507,015	2.500%, 10/01/2041	432,457
9,201	4.000%, 10/01/2041	8,683
318,904	2.500%, 11/01/2041	269,633
20,326	3.000%, 09/01/2042	17,848
191,261	3.000%, 04/01/2043	165,936

See accompanying Notes to Financial Statements.

North Square McKee Bond Fund
SCHEDULE OF INVESTMENTS – Continued
As of October 31, 2022

Principal
Amount		Value
	MORTGAGE BACKED SECURITIES (Continued)
	Fannie Mae Pool (Continued)
$114,972	3.500%, 07/01/2043	$103,282
41,925	3.500%, 01/01/2044	37,650
378,784	3.000%, 04/01/2045	331,742
34,219	3.500%, 12/01/2045	30,824
172,537	4.500%, 03/01/2046	167,138
104,763	3.000%, 04/01/2046	91,223
178,482	2.500%, 05/01/2046	149,143
97,298	3.500%, 06/01/2046	87,753
139,806	3.000%, 06/01/2046	122,945
68,846	3.000%, 10/01/2046	59,871
6,270	3.000%, 11/01/2046	5,442
182,932	3.000%, 02/01/2047	158,816
772,090	2.500%, 11/01/2047	645,193
276,040	2.500%, 12/01/2047	230,673
50,635	3.500%, 03/01/2048	45,439
110,239	3.000%, 04/01/2048	95,545
201,397	2.500%, 04/01/2048	168,297
324,714	3.500%, 08/01/2048	289,787
112,782	3.500%, 08/01/2048	100,861
9,009	4.500%, 11/01/2048	8,602
102,562	3.500%, 11/01/2048	91,914
133,940	3.000%, 12/01/2048	116,234
18,929	3.500%, 02/01/2049	16,933
45,033	3.000%, 02/01/2049	38,960
532,879	3.500%, 09/01/2049	466,454
97,627	3.000%, 12/01/2049	83,835
400,165	2.500%, 04/01/2050	323,521
287,338	2.500%, 05/01/2050	232,301
151,951	3.500%, 08/01/2050	136,896
134,420	2.500%, 10/01/2050	111,657
327,513	2.000%, 03/01/2051	263,097
1,378,996	2.500%, 07/01/2051	1,141,127
318,888	4.000%, 08/01/2051	292,922
821,801	2.500%, 08/01/2051	676,650
597,060	2.500%, 09/01/2051	489,514
1,908,969	2.500%, 10/01/2051	1,570,969
526,311	2.500%, 10/01/2051	433,461
623,454	3.000%, 01/01/2052	533,769
844,995	4.000%, 08/01/2052	769,797
	Fannie Mae REMICS
91	7.000%, 11/25/2022	90
22,021	5.500%, 01/25/2026	21,920
106,071	4.000%, 04/25/2033	102,560
225,000	4.000%, 09/25/2033	217,927
4,227	5.000%, 08/25/2035	4,213
228,000	3.500%, 10/25/2037	212,650
713	2.000%, 07/25/2041	701
41,036	2.000%, 12/25/2041	36,588

See accompanying Notes to Financial Statements.

North Square McKee Bond Fund
SCHEDULE OF INVESTMENTS – Continued
As of October 31, 2022

Principal
Amount		Value
	MORTGAGE BACKED SECURITIES (Continued)
	Fannie Mae REMICS (Continued)
$122,684	3.500%, 02/25/2043	$113,617
102,274	2.000%, 02/25/2043	89,242
6,934	3.500%, 08/25/2043	6,790
98,528	2.000%, 10/25/2044	91,014
72,931	2.000%, 10/25/2044	64,118
41,892	3.000%, 04/25/2045	38,681
741	3.500%, 08/25/2045	738
87,549	2.500%, 01/25/2048	73,728
90,206	3.500%, 09/25/2048	84,177
605,724	2.000%, 04/25/2049	509,856
547,201	4.000%, 05/25/2049	524,852
71,503	3.000%, 07/25/2049	62,667
10,527	3.500%, 06/25/2053	9,874
	Fannie Mae Trust 2003-W8
14,963	3.936% (1 Month LIBOR USD + 0.350%), 05/25/2042[3]	14,745
	Fannie Mae-Aces
55,880	3.501%, 01/25/2024[4]	54,653
	Freddie Mac Gold Pool
2,315	6.000%, 01/01/2024	2,312
71,070	4.500%, 05/01/2031	70,317
146,160	4.500%, 06/01/2031	144,612
6,132	4.000%, 09/01/2031	5,868
112,227	3.000%, 11/01/2032	103,022
42,798	3.500%, 06/01/2033	39,882
113,922	4.000%, 11/01/2033	108,159
14,563	3.500%, 07/01/2036	13,418
141,832	3.500%, 08/01/2036	132,173
24,626	4.500%, 12/01/2039	23,885
23,824	4.000%, 01/01/2041	22,409
43,621	3.000%, 11/01/2042	38,353
94,813	3.500%, 12/01/2042	86,216
345,074	3.000%, 12/01/2046	300,050
264,456	3.000%, 12/01/2046	230,143
66,633	3.000%, 01/01/2047	57,915
	Freddie Mac Multifamily Structured Pass Through Certificates
13,884	2.882%, 01/25/2046[4]	13,802
	Freddie Mac Pool
273,685	4.000%, 06/01/2033	261,570
352,147	3.000%, 07/01/2038	315,482
449,235	3.000%, 09/01/2039	396,165
672,521	3.000%, 06/01/2040	590,893
168,857	2.500%, 04/01/2042	142,779
439,987	3.000%, 05/01/2042	381,610
550,871	4.500%, 02/01/2047	524,555
35,189	3.500%, 01/01/2048	31,662
1,136,912	3.500%, 06/01/2049	1,018,711
260,341	2.500%, 11/01/2050	214,598
340,903	2.000%, 02/01/2051	270,246

See accompanying Notes to Financial Statements.

North Square McKee Bond Fund
SCHEDULE OF INVESTMENTS – Continued
As of October 31, 2022

Principal
Amount		Value
	MORTGAGE BACKED SECURITIES (Continued)
	Freddie Mac Pool (Continued)
$502,552	2.500%, 03/01/2051	$415,192
631,069	2.500%, 09/01/2051	520,185
323,673	3.500%, 10/01/2051	286,317
413,523	2.000%, 11/01/2051	327,571
551,091	3.000%, 12/01/2051	470,684
420,445	4.500%, 08/01/2052	395,244
922,204	5.000%, 10/01/2052	892,377
782,052	4.000%, 10/01/2052	712,326
	Freddie Mac REMICS
17,847	4.500%, 09/15/2025	17,710
146,639	3.500%, 08/15/2027	143,283
178,666	3.000%, 08/15/2040	172,324
156,389	2.000%, 09/15/2041	141,322
16,435	2.000%, 12/15/2041	14,742
342,360	2.000%, 11/15/2042	305,812
70,313	3.000%, 05/15/2043	67,294
30,439	3.000%, 11/15/2043	29,435
98,402	2.000%, 03/25/2044	88,884
203,967	3.000%, 08/15/2044	189,803
312,553	3.000%, 06/25/2048	278,116
140,425	1.000%, 04/25/2049	115,015
56,830	1.000%, 01/25/2050	42,314
211,426	3.250%, 04/15/2053	202,018
46,002	3.000%, 01/15/2055	43,817
	Freddie Mac STACR REMIC Trust 2022-DNA3
715,401	4.997% (SOFR30A + 2.000%), 04/25/2042[1,3]	705,078
	Freddie Mac STACR REMIC Trust 2021-DNA3
57,773	3.747% (SOFR30A + 0.750%), 10/25/2033[1,3]	56,819
	Freddie Mac STACR REMIC Trust 2022-DNA1
915,193	3.997% (SOFR30A + 1.000%), 01/27/2042[1,3]	885,676
	Freddie Mac Structured Agency Credit Risk Debt Notes
17,394	3.797% (SOFR30A + 0.800%), 08/25/2033[1,3]	17,319
	Freddie Mac Structured Pass-Through Certificates
106,907	2.771% (12 Month US Treasury Average + 1.400%), 07/25/2044[3]	110,529
17,107	2.571% (12 Month US Treasury Average + 1.200%), 10/25/2044[3]	17,678
	Government National Mortgage Association
411	5.000%, 12/20/2027	407
56,661	5.500%, 09/20/2033	57,019
124,397	2.750%, 06/20/2042	118,618
209,000	3.000%, 01/20/2043	181,285
33,089	2.200%, 11/16/2043	32,403
9,758	2.250%, 09/16/2044	9,423
31,863	2.000%, 03/20/2045	27,942
11,536	2.500%, 10/20/2045	10,974
21,323	2.500%, 09/20/2046	19,805
407,604	2.000%, 03/20/2050	347,146
149,999	1.000%, 08/20/2050	112,914
180,396	1.250%, 05/20/2051	138,275
1,848,507	1.750%, 09/20/2051	1,585,155

See accompanying Notes to Financial Statements.

North Square McKee Bond Fund
SCHEDULE OF INVESTMENTS – Continued
As of October 31, 2022

Principal
Amount		Value
	MORTGAGE BACKED SECURITIES (Continued)
	GS Mortgage Securities Corp Trust 2021-RENT
$544,360	4.112% (1 Month LIBOR USD + 0.700%), 11/21/2035[1,3]	$525,201
	GS Mortgage Securities Corp Trust 2021-ROSS
310,000	4.563% (1 Month LIBOR USD + 1.150%), 05/15/2026[1,3]	288,378
	ILPT Trust 2019-SURF
145,000	4.145%, 02/13/2041[1,4]	130,004
	JP Morgan Chase Commercial Mortgage Securities Trust 2016-JP2
124,000	2.822%, 08/17/2049	111,684
	Morgan Stanley Capital I Trust 2015-UBS8
168,000	3.809%, 12/17/2048	157,294
	Morgan Stanley Capital I Trust 2016-UBS12
413,000	3.596%, 12/17/2049	378,323
	Morgan Stanley Capital I Trust 2016-UBS9
337,000	3.594%, 03/17/2049	315,172
	PSMC 2020-3 Trust
925,000	3.000%, 11/25/2050[1,4]	732,048
	RLGH Trust 2021-TROT
430,000	4.213% (1 Month LIBOR USD + 0.800%), 04/15/2036[1,3]	417,465
	Seasoned Credit Risk Transfer Trust
86,856	2.000%, 11/25/2060	76,287
	UBS Commercial Mortgage Trust
334,000	2.921%, 10/18/2052	278,718
	UBS-Barclays Commercial Mortgage Trust 2013-C5
14,696	2.687%, 03/12/2046	14,661
	UBS-Barclays Commercial Mortgage Trust 2013-C6
656,000	3.244%, 04/12/2046	649,176
	Wells Fargo Commercial Mortgage Trust 2016-C35
160,000	2.931%, 07/17/2048	144,009
	Wells Fargo Commercial Mortgage Trust 2016-NXS6
437,000	2.918%, 11/18/2049	393,583
	Wells Fargo Commercial Mortgage Trust 2017-RB1
351,000	3.635%, 03/15/2050	322,591
	Wells Fargo Commercial Mortgage Trust 2021-SAVE
222,710	4.562% (1 Month LIBOR USD + 1.150%), 02/15/2040[1,3]	210,404
	WFRBS Commercial Mortgage Trust 2013-C12
119,807	3.198%, 03/17/2048	119,367
	TOTAL MORTGAGE BACKED SECURITIES
	(Cost $47,774,267)	41,448,633

	U.S. GOVERNMENT AGENCY ISSUE – 26.5%
	Federal Farm Credit Banks Funding Corp.
1,461,000	3.940%, 07/27/2026	1,417,754
1,375,000	2.280%, 02/14/2028	1,226,286
676,000	2.450%, 02/23/2028	595,837
2,000,000	1.300%, 09/20/2028	1,629,778
585,000	2.750%, 03/07/2029	520,562
710,000	1.370%, 03/20/2029	572,067
347,000	2.870%, 02/25/2030	303,586
445,000	4.330%, 06/02/2031	423,140

See accompanying Notes to Financial Statements.

North Square McKee Bond Fund
SCHEDULE OF INVESTMENTS – Continued
As of October 31, 2022

Principal
Amount		Value
	U.S. GOVERNMENT AGENCY ISSUE (Continued)
	Federal Farm Credit Banks Funding Corp. (Continued)
$2,095,000	2.150%, 12/01/2031	$1,680,600
687,000	2.950%, 02/17/2032	582,616
247,000	2.940%, 02/23/2032	210,332
1,849,000	3.000%, 03/08/2032	1,547,147
317,000	4.370%, 05/17/2032	290,783
463,000	4.350%, 06/01/2032	437,363
1,516,000	4.700%, 06/29/2032	1,434,564
600,000	4.980%, 07/20/2032	572,875
3,050,000	2.390%, 01/19/2033	2,386,364
1,378,000	2.480%, 02/01/2034	1,074,145
1,355,000	3.250%, 02/23/2035	1,128,672
1,706,000	3.360%, 02/23/2037	1,369,886
	Federal Home Loan Banks[4]
1,370,000	4.100%, 08/08/2025	1,346,843
458,250	1.000%, 03/23/2026	404,980
1,640,000	0.875%, 11/23/2026	1,455,501
965,000	3.000%, 04/29/2027	933,870
595,000	4.700%, 06/30/2027	590,755
100,000	0.500%, 08/26/2027	87,587
685,000	2.750%, 02/22/2034	547,835
360,000	2.900%, 02/18/2037	269,503
1,270,000	3.000%, 02/24/2037	974,847
165,000	6.050%, 10/13/2037	163,606
	Ginnie Mae I Pool
699,400	4.500%, 04/15/2023	635,603
	Ginnie Mae II Pool
1,271,388	3.500%, 04/20/2027	1,178,547
	Federal Agricultural Mortgage Corp.
585,000	4.170%, 05/24/2029	561,851
	TOTAL U.S. GOVERNMENT AGENCY ISSUE
	(Cost $32,417,837)	28,555,685

	U.S. GOVERNMENT NOTE/BOND – 0.2%
	United States Treasury Note/Bond
181,000	3.125%, 08/31/2027	172,303
	TOTAL U.S. GOVERNMENT NOTE/BOND
	(Cost $172,675)	172,303

See accompanying Notes to Financial Statements.

North Square McKee Bond Fund
SCHEDULE OF INVESTMENTS – Continued
As of October 31, 2022

Principal
Amount		Value
	CERTIFICATES OF DEPOSIT – 2.0%
$245,000	Capital One NA, 3.100%	$235,446
225,000	HSBC Bank USA NA, 2.250%[3]	224,595
105,000	JPMorgan Chase Bank NA, 3.000%[3]	97,283
72,000	JPMorgan Chase Bank NA, 3.000%[3]	70,996
703,000	Morgan Stanley Bank NA, 3.550%	664,999
908,000	Morgan Stanley Private Bank NA, 3.500%	857,005
		2,150,324
	TOTAL CERTIFICATES OF DEPOSIT
	(Cost $2,249,108)	2,150,324

Number
of Shares
	SHORT-TERM INVESTMENT – 0.6%
616,151	First American Treasury Obligations Fund – Class X, 3.06%[6]	616,151
	TOTAL SHORT TERM INVESTMENT
	(Cost $616,151)	616,151
	TOTAL INVESTMENTS – 99.9%
	(Cost $122,016,069)	107,515,693
	Other Assets in Excess of Liabilities – 0.1%	83,071
	TOTAL NET ASSETS – 100.0%	$107,598,764

CMT – Constant Maturity Rate
LIBOR – London Inter-bank Offered Rate
SOFR – Secured Overnight Financing Rate

[1]
Security as defined in Rule 144A under the Securities Act of 1933 and classified as liquid under the Fund’s liquidity risk management program. Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers. At October 31, 2022, the value of these securities total $12,870,167 which represents 11.96% of total net assets.

[2]	Foreign security denominated in U.S. Dollars.
[3]	Variable rate security based on a reference index and spread. The rate reported is the rate in effect as of October 31, 2022.
[4]	Variable rate security. The coupon is based on an underlying pool of loans. The rate reported is the rate in effect as of October 31, 2022.
[5]	Step-up bond; the interest rate shown is the rate in effect as of October 31, 2022.
[6]	The rate is the annualized seven-day yield at period end.

Investments are classified by industry pursuant to the Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of Morgan Stanley Capital International, Inc. ("MSCI") and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

See accompanying Notes to Financial Statements.

North Square McKee Bond Fund
SUMMARY OF INVESTMENTS
As of October 31, 2022

Percent of Total
Security Type/Sector	Net Assets
Asset Backed Securities	7.9%
Corporate Bonds
Financials	11.2%
Communication Services	2.0%
Consumer Discretionary	1.7%
Information Technology	1.7%
Industrials	1.6%
Health Care	1.2%
Consumer Staples	1.0%
Energy	0.8%
Utilities	0.7%
Real Estate	0.4%
Materials	0.3%
Total Corporate Bonds	22.6%
Mortgage Backed Securities	38.5%
U.S. Government Agency Issues	26.5%
U.S. Government Note/Bond	0.2%
Foreign Government Agency Issues	1.6%
Certificates of Deposit	2.0%
Short-Term Investment	0.6%
Total Investments	99.9%
Other Assets in Excess of Liabilities	0.1%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

North Square Strategic Income Fund
SCHEDULE OF INVESTMENTS
As of October 31, 2022

Principal
Amount		Value
	ASSET BACKED SECURITIES – 13.5%
	Aegis Asset Backed Securities Trust 2005-2
$2,037,271	4.066% (1 Month LIBOR USD + 0.720%), 06/25/2035[1]	$1,890,489
	Aligned Data Centers Issuer LLC
1,298,000	1.937%, 08/15/2046[2]	1,089,253
	American Homes 4 Rent 2014-SFR2 Trust
906,068	3.786%, 10/17/2036[2]	870,917
	American Homes 4 Rent 2014-SFR3 Trust
1,132,158	3.678%, 12/17/2036[2]	1,082,000
	Asset-Backed Pass-Through Certificates Series 2004-R2
665,443	4.231% (1 Month LIBOR USD + 0.645%), 04/25/2034[1]	654,722
	Bayview Financial Mortgage Pass-Through Trust 2006-A
1,078,412	4.607% (1 Month LIBOR USD + 0.975%), 02/28/2041[1]	1,073,905
	CWABS Asset-Backed Certificates Trust 2005-13
45,986	4.150% (1 Month LIBOR USD + 0.660%), 04/25/2036[1]	45,976
	FBR Securitization Trust
902,738	4.291% (1 Month LIBOR USD + 0.705%), 11/25/2035[1]	872,814
	HI-FI Music IP Issuer LP
1,380,000	3.939%, 02/01/2062[2]	1,219,699
	HSI Asset Securitization Corp Trust 2006-OPT3
313,652	4.126% (1 Month LIBOR USD + 0.540%), 02/25/2036[1]	307,910
	JP Morgan Mortgage Acquisition Trust 2006-CH1
290,000	3.906% (1 Month LIBOR USD + 0.320%), 07/25/2036[1]	280,321
	JP Morgan Mortgage Acquisition Trust 2007-CH3
537,985	3.846% (1 Month LIBOR USD + 0.260%), 03/25/2037[1]	522,571
	Long Beach Mortgage Loan Trust 2005-1
1,044,782	4.223% (1 Month LIBOR USD + 1.275%), 02/25/2035[1]	1,019,986
	NMEF Funding 2022-A LLC
2,000,000	2.580%, 10/16/2028[2]	1,931,646
	Oasis Securitization Funding LLC
444,785	2.143%, 10/15/2033[2]	431,896
	Planet Fitness Master Issuer LLC
1,243,750	3.251%, 12/05/2051[2]	1,050,385
	Renaissance Home Equity Loan Trust 2005-3
771,008	5.140%, 11/25/2035[3]	754,358
	Soundview Home Loan Trust 2006-OPT3
195,021	2.895% (1 Month LIBOR USD + 0.340%), 06/25/2036[1]	194,764
	TOTAL ASSET BACKED SECURITIES
	(Cost $16,035,000)	15,293,612

	CORPORATE BONDS – 50.4%

	COMMUNICATION SERVICES – 0.4%
	Wireless Telecommunication Services – 0.4%
	Vodafone Group PLC
515,000	7.000% (5 Year Swap Rate USD + 4.873%), 04/04/2079[1,5]	490,399
	TOTAL COMMUNICATION SERVICES	490,399

See accompanying Notes to Financial Statements.

North Square Strategic Income Fund
SCHEDULE OF INVESTMENTS – Continued
As of October 31, 2022

Principal
Amount		Value
	CORPORATE BONDS (Continued)

	CONSUMER DISCRETIONARY – 5.3%

	Automobiles – 4.0%
	Ford Motor Credit Co LLC
$1,500,000	3.810%, 01/09/2024	$1,450,489
	General Motors Financial Co, Inc.
2,200,000	5.750% (3 Month LIBOR USD + 3.598%), 03/30/2166[1]	1,809,280
	Ford Motor Co.
500,000	6.100%, 08/19/2032	458,438
	Nissan Motor Co., Ltd.
1,000,000	4.810%, 09/17/2030[5]	799,108
		4,517,315

	Household Durables – 1.3%
	Newell Brands, Inc.
1,600,000	4.450%, 04/01/2026	1,491,352
	TOTAL CONSUMER DISCRETIONARY	6,008,667

	CONSUMER STAPLES – 1.1%

	Food Products – 1.1%
	JBS USA LUX SA / JBS USA Food Co / JBS USA Finance, Inc.
1,000,000	3.000%, 02/02/2029[2,5]	812,358
500,000	5.750%, 04/01/2033[2,5]	451,820
	TOTAL CONSUMER STAPLES	1,264,178

	ENERGY – 3.2%

	Oil, Gas & Consumable Fuels – 3.2%
	DCP Midstream LP
1,000,000	7.375% (3 Month LIBOR USD + 5.148%), 06/15/2023[1]	987,555
	Enbridge Inc.
800,000	5.750% (5 Year CMT Rate + 5.314%), 07/15/2080[1,5]	708,888
2,000,000	7.375% (5 Year CMT Rate + 3.708%), 01/15/2083[1,5]	1,891,738
	TOTAL ENERGY	3,588,181

	FINANCE AND INSURANCE – 1.7%

	Other Investment Pools and Funds – 1.7%
	Simon Property Group LP
2,000,000	3.500%, 09/01/2025	1,900,647
	TOTAL FINANCE AND INSURANCE	1,900,647

	FINANCIALS – 31.9%

	Banks – 16.1%
	Bank of America Corp.
2,500,000	4.827% (SOFR + 1.750%), 07/22/2026[1]	2,436,110
	Citigroup Inc.
1,400,000	5.350% (3 Month LIBOR USD + 3.466%), 04/29/2049[1]	1,351,000
	Fifth Third Bancorp
1,000,000	5.100% (3 Month LIBOR USD + 3.033%), 12/31/2049[1]	913,300
	Huntington Bancshares Inc.
1,000,000	5.700% (3 Month LIBOR USD + 2.880%), 07/15/2171[1]	915,000

See accompanying Notes to Financial Statements.

North Square Strategic Income Fund
SCHEDULE OF INVESTMENTS – Continued
As of October 31, 2022

Principal
Amount		Value
	CORPORATE BONDS (Continued)

	FINANCIALS (Continued)
	Banks (Continued)
	JPMorgan Chase & Co.
$2,000,000	4.080% (SOFR + 1.320%), 04/26/2026[1]	$1,918,489
	KeyCorp
1,500,000	5.000% (3 Month LIBOR USD + 3.606%), 12/15/2165[1]	1,317,529
	M&T Bank Corp.
325,000	6.450% (3 Month LIBOR USD + 3.610%), 12/29/2049[1]	314,332
	PNC Financial Services Group, Inc.
1,000,000	6.460% (3 Month LIBOR USD + 3.678%), 07/29/2049[1]	1,001,093
	Regions Financial Corp.
500,000	5.750% (5 Year CMT Rate + 5.430%), 12/15/2165[1]	486,250
	Royal Bank of Canada
2,000,000	5.660%, 10/25/2024[5]	2,004,622
	Truist Financial Corp.
2,397,000	5.100% (10 Year CMT Rate + 4.349%), 03/01/2061[1]	2,109,536
	U.S. Bancorp
2,000,000	5.300% (3 Month LIBOR USD + 2.914%), 04/15/2099[1]	1,685,000
	Wells Fargo & Co.
2,000,000	5.900% (3 Month LIBOR USD + 3.110%), 12/29/2049[1]	1,818,750
		18,271,011

	Capital Markets – 6.4%
	The Bank of New York Mellon
2,000,000	4.625% (3 Month LIBOR USD + 3.131%), 12/29/2049[1]	1,732,140
	The Charles Schwab Corp.
240,000	7.602% (3 Month LIBOR USD + 4.820%), 08/01/2171[1]	240,000
500,000	5.000% (3 Month LIBOR USD + 2.575%), 06/01/2171[1]	386,250
	The Goldman Sachs Group, Inc.
2,000,000	5.000% (3 Month LIBOR USD + 2.874%), 05/10/2023[1]	1,869,800
	Northern Trust Corp.
2,250,000	4.600% (3 Month LIBOR USD + 3.202%), 04/01/2027[1]	1,982,794
	State Street Corp.
1,200,000	5.625% (3 Month LIBOR USD + 2.539%), 12/15/2170[1]	1,104,000
		7,314,984

	Consumer Finance – 0.7%
	Discover Financial Services
1,000,000	5.500% (3 Month LIBOR USD + 3.076%), 04/30/2028[1]	776,849

	Diversified Financial Services – 1.6%
	Corebridge Financial, Inc.
2,000,000	6.875% (5 Year CMT Rate + 3.846%), 12/15/2052[1,2]	1,806,784

	Insurance – 7.1%
	The Allstate Corp.
2,000,000	5.750% (3 Month LIBOR USD + 2.938%), 08/15/2053[1]	1,838,100
	Assurant, Inc.
700,000	7.000% (3 Month LIBOR USD + 4.135%), 03/27/2048[1]	667,359
	MetLife, Inc.
1,400,000	3.850% (5 Year CMT Rate + 3.576%), 03/15/2026[1]	1,233,734
	PartnerRe Finance B LLC
500,000	4.500% (5 Year CMT Rate + 3.815%), 10/01/2050[1]	409,350

See accompanying Notes to Financial Statements.

North Square Strategic Income Fund
SCHEDULE OF INVESTMENTS – Continued
As of October 31, 2022

Principal
Amount		Value
	CORPORATE BONDS (Continued)

	FINANCIALS (Continued)
	Insurance (Continued)
	Progressive Corp.
$2,300,000	5.375% (3 Month LIBOR USD + 2.539%), 09/15/2023[1]	$2,139,759
	Prudential Financial, Inc.
2,000,000	6.000% (5 Year CMT Rate + 3.234%), 09/01/2052[1]	1,829,389
		8,117,691
	TOTAL FINANCIALS	36,287,319

	INDUSTRIALS – 3.7%

	Airlines – 2.0%
	American Airlines, Inc. / AAdvantage Loyalty IP Ltd.
2,500,000	5.750%, 04/20/2029[2,5]	2,279,463

	Industrial Conglomerates – 1.7%
	General Electric Co.
2,000,000	6.623% (3 Month LIBOR USD + 3.330%), 06/15/2171[1]	1,935,000
	TOTAL INDUSTRIALS	4,214,463

	UTILITIES – 3.1%

	Electric Utilities – 2.1%
	Duke Energy Corp.
1,000,000	4.875% (5 Year CMT Rate + 3.388%), 03/16/2025[1]	897,500
	Emera Inc.
750,000	6.750% (3 Month LIBOR USD + 5.440%), 06/15/2076[1,5]	701,904
	NextEra Energy Capital Holdings, Inc.
1,000,000	3.800% (5 Year CMT Rate + 2.547%), 03/15/2082[1]	762,516
		2,361,920

	Multi-Utilities – 1.0%
	CMS Energy Corp.
700,000	3.750% (5 Year CMT Rate + 2.900%), 12/01/2050[1]	507,500
	Dominion Energy, Inc.
650,000	5.750% (3 Month LIBOR USD + 3.057%), 10/01/2054[1]	603,233
		1,110,733
	TOTAL UTILITIES	3,472,653
	TOTAL CORPORATE BONDS
	(Cost $60,524,328)	57,226,507

	MORTGAGE BACKED SECURITIES – 22.6%
	BX Commercial Mortgage Trust 2021-VOLT
1,000,000	4.362% (1 Month LIBOR USD + 0.950%), 09/15/2036[1,2]	941,264
	BX Trust 2021-SDMF
1,100,000	4.150% (1 Month LIBOR USD + 0.738%), 09/15/2034[1,2]	1,033,383
	CityLine Commercial Mortgage Trust 2016-CLNE
665,000	2.778%, 11/13/2031[2,4]	635,361
	COMM MTG TR 2014-277P
1,000,000	3.611%, 08/12/2049[2,4]	941,264

See accompanying Notes to Financial Statements.

North Square Strategic Income Fund
SCHEDULE OF INVESTMENTS – Continued
As of October 31, 2022

Principal
Amount		Value
	MORTGAGE BACKED SECURITIES (Continued)
	Fannie Mae-Aces
$3,694,546	1.381%, 08/25/2028[4]	$241,524
2,769,239	1.247%, 03/26/2029[4]	165,185
1,226,835	1.000%, 11/25/2033	1,132,764
	Freddie Mac Multiclass Certificates Series 2015-P001
7,690,000	1.826%, 10/27/2028[4]	642,862
	Freddie Mac Multifamily Structured Pass Through Certificates
20,667,150	0.966%, 01/25/2026[4]	476,851
729,780	1.298%, 12/25/2026	662,310
10,529,309	1.514%, 01/25/2027[4]	522,804
30,000,000	0.468%, 03/25/2027[4]	586,683
902,630	1.679%, 12/25/2027	804,941
13,224,708	0.950%, 06/25/2029[4]	651,236
7,570,000	1.800%, 04/25/2030[4]	807,243
2,074,000	1.868%, 04/25/2030[4]	228,544
3,332,000	1.600%, 08/25/2030[4]	326,676
8,200,000	1.720%, 09/25/2041[4]	96,118
1,835,000	3.178%, 04/25/2048[4]	327,695
2,035,000	2.631%, 01/25/2049[4]	309,244
1,715,000	2.620%, 02/25/2049[4]	262,022
	FREMF 2013-K28 Mortgage Trust
2,000,000	3.462%, 06/25/2046[2,4]	1,971,876
	FREMF 2013-K29 Mortgage Trust
850,000	3.472%, 05/25/2046[2,4]	838,820
	FREMF 2013-K30 Mortgage Trust
488,190	3.550%, 06/25/2045[2,4]	479,294
	FREMF 2013-K31 Mortgage Trust
1,500,000	3.632%, 07/25/2046[2,4]	1,476,458
	FREMF 2014-K37 Mortgage Trust
1,000,000	4.561%, 01/25/2047[2,4]	977,814
	FREMF 2014-K40 Mortgage Trust
1,000,000	4.074%, 11/25/2047[2,4]	966,906
	FREMF 2014-K41 Mortgage Trust
975,000	3.833%, 11/25/2047[2,4]	938,311
	FREMF 2015-K45 Mortgage Trust
1,000,000	3.610%, 04/25/2048[2,4]	953,467
	FREMF 2016-K55 Mortgage Trust
450,000	4.167%, 04/25/2049[2,4]	420,024
	FREMF 2016-K59 Mortgage Trust
307,538,837	0.100%, 11/25/2049[2]	899,859
	Government National Mortgage Association
1,763,687	0.817%, 12/16/2056[4]	75,035
4,671,507	1.272%, 09/16/2060[4]	395,979
1,250,428	1.030%, 11/16/2060[4]	89,283
7,080,033	0.972%, 05/16/2063[4]	497,115
8,724,987	0.992%, 05/16/2063[4]	651,946
	Independence Plaza Trust 2018-INDP
1,500,000	4.158%, 07/10/2035[2]	1,376,004

See accompanying Notes to Financial Statements.

North Square Strategic Income Fund
SCHEDULE OF INVESTMENTS – Continued
As of October 31, 2022

Principal
Amount		Value
	MORTGAGE BACKED SECURITIES (Continued)
	RAMP Series 2004-RS4 Trust
$333,417	4.561% (1 Month LIBOR USD + 0.650%), 04/25/2034[1]	$331,788
	Government National Mortgage Association
7,469,751	0.983%, 05/16/2063[4]	554,632
	TOTAL MORTGAGE BACKED SECURITIES
	(Cost $26,742,600)	25,690,585

	U.S. GOVERNMENT NOTES/BONDS – 7.3%
	United States Treasury Note/Bond
2,500,000	3.125%, 08/31/2027	2,379,883
2,000,000	2.875%, 04/30/2029	1,847,422
1,295,000	1.375%, 11/15/2031	1,033,470
1,215,000	3.000%, 08/15/2052	973,329
2,370,000	3.375%, 08/15/2042	2,045,236
	TOTAL U.S. GOVERNMENT NOTES/BONDS
	(Cost $8,910,051)	8,279,340

Number of
Shares
	PURCHASED OPTION – 0.4%

	CALL OPTION – 0.4%
200	S&P500 EMINI FUT Dec22,
	Expiration Date: December 2022, Exercise Price $4,100.00	482,500
	TOTAL PURCHASED OPTION
	(Cost $541,892)	482,500

	SHORT-TERM INVESTMENT – 1.0%
1,178,025	First American Treasury Obligations Fund – Class X, 3.06%[6]	1,178,025
	TOTAL SHORT-TERM INVESTMENT
	(Cost $1,178,025)	1,178,025
	TOTAL INVESTMENTS – 95.2%
	(Cost $113,931,896)	108,150,569
	Other Assets in Excess of Liabilities – 4.8%	5,474,720
	TOTAL NET ASSETS – 100.0%	$113,625,289

CMT – Constant Maturity Rate
LIBOR – London Inter-bank Offered Rate
PLC – Public Limited Company
SOFR – Secured Overnight Financing Rate

[1]	Variable rate security based on a reference index and spread. The rate reported is the rate in effect as of October 31, 2022.
[2]
Security as defined in Rule 144A under the Securities Act of 1933 and classified as liquid under the Fund’s liquidity risk management program. Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers. At October 31, 2022, the value of these securities total $27,876,325 which represents 24.53% of total net assets.

[3]	Step-up bond; the interest rate shown is the rate in effect as of October 31, 2022.
[4]	Variable rate security. The coupon is based on an underlying pool of loans. The rate reported is the rate in effect as of October 31, 2022.
[5]	Foreign security denominated in U.S. Dollars.
[6]	The rate is the annualized seven-day yield at period end.

Investments are classified by industry pursuant to the Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of Morgan Stanley Capital International, Inc. (“MSCI”) and Standard & Poor's Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

See accompanying Notes to Financial Statements.

North Square Strategic Income Fund
SCHEDULE OF OPEN FUTURES CONTRACTS
As of October 31, 2022

	Number of
	Contracts		Current	Value At	Value
	Purchased	Settlement	Notional	Trade	Unrealized	Unrealized
Description	(Sold)	Month-Year	Amount	Date	Appreciation	(Depreciation)
Purchase Contracts:
US 2Yr Note (Cbt)	32	Dec-22	$6,540,249	$6,576,809	$—	$(36,560)
US 10Yr Note (Cbt)	94	Dec-22	10,395,813	10,482,587	—	(86,774)
US 10Yr Ultra Future	47	Dec-22	5,451,265	5,480,001	—	(28,736)
US Ultra Bond (Cbt)	33	Dec-22	4,212,656	4,950,250	—	(737,594)
Total Purchase Contracts			$26,599,983	$27,489,647	$—	$(889,664)
Sale Contracts:
AUD Currency Future	(8)	Dec-22	$512,080	$510,737	$—	$(1,343)
GBP Currency Future	(7)	Dec-22	502,512	503,192	680	—
CAD Currency Future	(7)	Dec-22	513,835	512,195	—	(1,640)
Euro Fixed Currency Future	(4)	Dec-22	496,176	496,189	13	—
S&P500 Emini Future	(58)	Dec-22	11,260,700	11,252,140	—	(8,560)
Japanese Yen Currency Future	(5)	Dec-22	422,875	422,454	—	(421)
Total Sale Contracts			$13,708,178	$13,696,907	$693	$(11,964)
Total Futures Contracts			$12,891,805	$13,792,740	$693	$(901,628)
Net Unrealized Depreciation						$(900,935)

See accompanying Notes to Financial Statements.

North Square Strategic Income Fund
SUMMARY OF INVESTMENTS
As of October 31, 2022

Percent of Total
Security Type/Sector	Net Assets
Asset Backed Securities	13.5%
Corporate Bonds
Financials	31.9%
Consumer Discretionary	5.3%
Industrials	3.7%
Energy	3.2%
Utilities	3.1%
Finance and Insurance	1.7%
Consumer Staples	1.1%
Communication Services	0.4%
Total Corporate Bonds	50.4%
Mortgage Backed Securities	22.6%
U.S. Government Notes/Bonds	7.3%
Purchased Call Option	0.4%
Short-Term Investment	1.0%
Total Investments	95.2%
Other Assets in Excess of Liabilities	4.8%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
As of October 31, 2022

	North Square	North Square
	Advisory	Altrinsic	North Square	North Square
	Research Small	International	McKee	Strategic
	Cap Value Fund	Equity Fund	Bond Fund	Income Fund

Assets:
Investments, at cost	$22,567,994	$70,355,642	$122,016,069	$113,931,896
Investments, at value	$20,858,497	$60,300,472	$107,515,693	$108,150,569
Cash	—	—	—	1,252
Cash at Broker	—	—	—	350,000
Receivables:
Fund shares sold	1,235	—	1,109	2,111,185
Dividends and interest	1,091	276,131	539,745	913,277
Receivable for investments sold	—	—	234,921	2,709,008
Due from advisor (Note 3)	—	—	7,275	—
Prepaid expenses	25,201	53,134	39,790	29,604
Total assets	20,886,024	60,629,737	108,338,533	114,264,895

Liabilities:
Due to Custodian	—	—	16	—
Payables:
Payable for investment securities purchased	—	—	682,197	493,119
Fund shares redeemed	—	—	221	289
Variation margin	—	—	—	34,306
Accrued expenses:
Due to advisor (Note 3)	3,425	12,269	—	37,392
Fund administration fees	2,911	8,146	15,699	10,900
Legal fees	2,516	9,786	4,209	10,015
Auditing fees	2,250	6,562	6,161	7,807
Due to trustees	1,741	5,553	9,766	8,679
Transfer agent fees	1,644	4,494	8,708	5,843
Custody fees	1,023	11,165	2,450	2,895
Shareholder servicing fees (Note 6)	—	—	3,378	16,594
Chief compliance officer fees	—	—	1,559	—
Accrued other expenses	3,903	3,580	5,405	11,767
Total liabilities	19,413	61,555	739,769	639,606

Net Assets	$20,866,611	$60,568,182	$107,598,764	$113,625,289

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with
an unlimited number of shares authorized)	$21,511,187	$71,166,625	$127,470,528	$122,863,769
Total distributable earnings (accumulated deficit)	(644,576)	(10,598,443)	(19,871,764)	(9,238,480)
Net Assets	$20,866,611	$60,568,182	$107,598,764	$113,625,289

Maximum Offering Price per Share:
Class I Shares:
Net assets applicable to shares outstanding	$20,866,611	$60,568,182	$48,292	$113,625,289
Shares of beneficial interest issued and outstanding	2,023,318	6,947,406	5,692	13,208,841
Net asset value, redemption and offering price per share	$10.31	$8.72	$8.48	$8.60
Class R6 Shares:
Net assets applicable to shares outstanding	$—	$—	$107,550,471	$—
Shares of beneficial interest issued and outstanding	—	—	12,648,872	—
Net asset value, redemption and offering price per share	$—	$—	$8.50	$—

See accompanying Notes to Financial Statements.

STATEMENTS OF OPERATIONS
For the Year Ended October 31, 2022

	North Square	North Square
	Advisory	Altrinsic	North Square	North Square
	Research Small	International	McKee	Strategic
	Cap Value Fund	Equity Fund	Bond Fund	Income Fund
Investment Income:
Dividends (net of foreign withholding taxes and/or issuance
fees of $1,272, $188,028, $0, and $764, respectively)	$183,626	$1,539,865	$—	$223,999
Interest (net of foreign withholding taxes and/or issuance
fees of $0, $0, $1,656, and $3,889, respectively)	2,743	14,932	2,112,723	3,516,489
Other Income	—	—	—	500
Total investment income	186,369	1,554,797	2,112,723	3,740,988

Expenses:
Advisory fees (Note 3)	137,039	468,096	306,491	695,169
Registration fees	25,195	23,265	30,510	24,342
Shareholder servicing fees (Note 6)	13,112	2,962	5,759	102,348
Legal fees	16,446	52,222	81,311	97,062
Fund administration fees	16,079	49,051	105,700	71,303
Custody fees	6,624	44,724	14,314	16,971
Transfer agent fees and expenses	9,904	29,929	63,006	44,556
Trustees’ fees and expenses	4,962	14,993	28,734	23,246
Auditing fees	4,093	11,615	16,458	17,878
Chief Compliance Officer fees (Note 3)	1,626	5,138	11,744	7,983
Fund accounting fees	1,730	5,171	11,345	7,828
Shareholder reporting fees	1,261	4,549	8,643	4,773
Offering costs	—	36,860	45,000	—
Other expenses	4,597	4,077	9,503	16,009
Total expenses	242,668	752,652	738,518	1,129,468
Less advisory fees waived &
expenses reimbursed (Note 3)	(58,446)	(185,085)	(380,908)	(235,391)
Net expenses	184,222	567,567	357,610	894,077
Net Investment income	2,147	987,230	1,755,113	2,846,911

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,234,910	(1,426,604)	(4,607,795)	(7,542,104)
Futures contracts	—	—	—	4,542,662
Foreign currency transactions	—	(38,661)	—	(24,694)
Net realized gain (loss)	1,234,910	(1,465,265)	(4,607,795)	(3,024,136)
Net change in unrealized appreciation/depreciation on:
Investments	(3,832,957)	(11,650,843)	(13,504,587)	(10,320,500)
Futures contracts	—	—	—	(576,850)
Foreign currency transactions	—	(15,839)	—	45
Purchased options	—	—	—	(278,946)
Written options	—	—	—	18,748
Net change in unrealized appreciation/depreciation	(3,832,957)	(11,666,682)	(13,504,587)	(11,157,503)
Net realized and unrealized gain (loss)	(2,598,047)	(13,131,947)	(18,112,382)	(14,181,639)
Net increase (decrease) in net assets from operations	$(2,595,900)	$(12,144,717)	$(16,357,269)	$(11,334,728)

See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	North Square Advisory Research		North Square Altrinsic
	Small Cap Value Fund		International Equity Fund
				For the Period
	For the	For the	For the	December 4,
	Year Ended	Year Ended	Year Ended	2020* through
	October 31,	October 31,	October 31,	October 31,
	2022	2021	2022	2021
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$2,147	$20,862	$987,230	$372,003
Net realized gain on investments and
foreign currency translations	1,234,910	784,340	(1,465,265)	435,463
Net change in unrealized appreciation/depreciation
on investments and foreign currency translations	(3,832,957)	1,342,207	(11,666,682)	1,592,898
Net increase (decrease) in net assets
resulting from operations	(2,595,900)	2,147,409	(12,144,717)	2,400,364

Distributions to shareholders	(727,531)	(514,487)	(831,136)	(22,954)

Capital Transactions:
Net proceeds from shares sold	19,177,901	5,221,139	29,799,973	42,332,562
Reinvestment of distributions	727,531	514,487	831,136	22,954
Cost of shares redeemed	(5,826,812)	(1,635,227)	(1,820,000)	—
Net increase in net assets
from capital transactions	14,078,620	4,100,399	28,811,109	42,355,516

Total increase in net assets	10,755,189	5,733,321	15,835,256	44,732,926

Net Assets:
Beginning of Period	10,111,422	4,378,101	44,732,926	—
End of Period	$20,866,611	$10,111,422	$60,568,182	$44,732,926

Capital Share Transactions:
Shares sold	1,646,309	460,973	2,949,238	4,110,516
Shares reinvested	63,892	53,827	79,806	2,323
Shares redeemed	(515,235)	(155,852)	(194,477)	—
Net increase (decrease) in capital share transactions	1,194,966	358,948	2,834,567	4,112,839

*	Commencement of Operations

See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS – Continued

	North Square		North Square
	McKee Bond Fund		Strategic Income Fund
		For the Period
	For the	December 28,	For the	For the
	Year Ended	2020* through	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,
	2022	2021	2022	2021
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$1,755,113	$225,812	$2,846,911	$1,814,677
Net realized gain (loss) on investments and
foreign currency translations	(4,607,795)	(160,681)	(3,024,136)	2,325,327
Net change in unrealized appreciation/depreciation
on investments and foreign currency translations	(13,504,587)	(995,789)	(11,157,503)	1,973,179
Net increase (decrease) in net assets
resulting from operations	(16,357,269)	(930,658)	(11,334,728)	6,113,183
Distributions to shareholders
Distributions:
Class I**	(393)	(38)	(4,738,633)	(5,504,517)
Class R6***	(2,113,446)	(472,810)	—	—
Total	(2,113,839)	(472,848)	(4,738,633)	(5,504,517)

Capital Transactions:
Net proceeds from shares sold:
Class I**	41,109	10,000	62,910,607	19,060,975
Class R6***	12,872,189	147,553,321	—	—
Reinvestment of distributions:
Class I**	393	38	4,660,372	5,465,425
Class R6***	1,876,338	372,220	—	—
Cost of shares redeemed:
Class I**	—	—	(17,332,491)	(19,962,307)
Class R6***	(28,011,568)	(7,240,662)	—	—
Net increase in net assets from capital transactions	(13,221,539)	140,694,917	50,238,488	4,564,093
Total increase in net assets	(31,692,647)	139,291,411	34,165,127	5,172,759

Net Assets:
Beginning of Period	139,291,411	—	79,460,162	74,287,403
End of Period	$107,598,764	$139,291,411	$113,625,289	$79,460,162

Capital Share Transactions:
Shares sold:
Class I**	4,633	1,011	6,678,228	1,888,568
Class R6***	1,396,703	14,843,011	—	—
Shares reinvested:
Class I**	44	4	493,729	551,632
Class R6***	205,909	37,556	—	—
Shares redeemed:
Class I**	—	—	(1,837,565)	(1,998,562)
Class R6***	(3,102,939)	(731,368)	—	—
Net increase (decrease) in
capital share transactions	(1,495,650)	14,150,214	5,334,392	441,638

*	Commencement of Operations for Class R6.
**	This share class of North Square McKee Bond Fund was converted from "Class Y" to "Class I" effective December 1, 2021. The commencement of operations for this class was May 19, 2021.
***	This share class of North Square McKee Bond Fund was converted from "Class I" to "Class R6" effective December 1, 2021.

See accompanying Notes to Financial Statements.

North Square Advisory Research Small Cap Value Fund
FINANCIAL HIGHLIGHTS
Class I

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended October 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$12.21	$9.33	$11.63	$14.73	$14.77
Income from Investment Operations:
Net investment income[1]	— [2]	0.04	0.08	0.07	0.06
Net realized and unrealized gain (loss)	(1.02)	3.95	(1.11)	0.85	1.27
Total from investment operations	(1.02)	3.99	(1.03)	0.92	1.33
Less Distributions:
From net investment income	(0.03)	(0.10)	(0.07)	(0.07)	(0.05)
From net realized gain	(0.85)	(1.01)	(1.20)	(3.95)	(1.32)
Total distributions	(0.88)	(1.11)	(1.27)	(4.02)	(1.37)
Redemption Fee Proceeds[1]	—	—	—	— [2]	—
Net asset value, end of period	$10.31	$12.21	$9.33	$11.63	$14.73
Total return[3]	(9.05)%	46.09%	(10.63)%	12.95%	9.33%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$20,867	$10,111	$4,378	$9,385	$10,575
Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.24%	1.63%	1.97%	1.76%	1.78%
After fees waived and expenses absorbed	0.94%	0.95%	0.97%[4]	1.00%	1.00%
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(0.29)%	(0.34)%	(0.21)%	(0.17)%	(0.39)%
After fees waived and expenses absorbed	0.01%	0.34%	0.79%	0.59%	0.39%
Portfolio turnover rate	107%	45%	49%	26%	42%

[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.005 per share.
[3]
Total returns would have been lower had expenses not been waived by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[4]	The annual net expense ratio changed from 1.00% to 0.95% of net assets as of the close of business on February 21, 2020.

See accompanying Notes to Financial Statements.

North Square Altrinsic International Equity Fund
FINANCIAL HIGHLIGHTS
Class I

Per share operating performance.
For a capital share outstanding throughout each period.

		For the Period
	For the	December 4,
	Year Ended	2020* through
	October 31, 2022	October 31, 2021
Net asset value, beginning of period	$10.88	$10.00

Income from Investment Operations:
Net investment income[1]	0.16	0.13
Net realized and unrealized gain (loss)	(2.12)	0.76
Total from investment operations	(1.96)	0.89

Less Distributions:
From net investment income	(0.09)	(0.01)
From net realized gain	(0.11)	—
Total distributions	(0.20)	(0.01)
Net asset value, end of period	$8.72	$10.88

Total return[2]	(18.30)%	8.88%[3]
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$60,568	$44,733
Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.29%	1.43%[4]
After fees waived and expenses absorbed	0.97%	0.97%[4]
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	1.37%	0.92%[4]
After fees waived and expenses absorbed	1.69%	1.38%[4]
Portfolio turnover rate	23%	22%[3]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]
Total returns would have been lower had expenses not been waived by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[3]	Not Annualized.
[4]	Annualized.

See accompanying Notes to Financial Statements.

North Square McKee Bond Fund
FINANCIAL HIGHLIGHTS
Class I

Per share operating performance.
For a capital share outstanding throughout each period.

		For the Period
	For the	May 19, 2021*
	Year Ended	through
	October 31, 2022	October 31, 2021
Net asset value, beginning of period	$9.84	$9.89

Income from Investment Operations:
Net investment income[1]	0.14	0.01
Net realized and unrealized loss	(1.34)	(0.02)
Total from investment operations	(1.20)	(0.01)

Less Distributions:
From net investment income	(0.16)	(0.04)
Total distributions	(0.16)	(0.04)
Net asset value, end of period	$8.48	$9.84

Total return[2]	(12.33)%	(0.12)%[3]
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$48	$10
Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	0.77%	0.64%[4]
After fees waived and expenses absorbed	0.47%	0.47%[4]
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	1.28%	0.13%[4]
After fees waived and expenses absorbed	1.58%	0.30%[4]
Portfolio turnover rate	129%	321%[3,5]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]
Total returns would have been lower had expenses not been waived by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[3]	Not Annualized.
[4]	Annualized.
[5]	Securities purchased in-kind were excluded from the computation of the ratio.

See accompanying Notes to Financial Statements.

North Square McKee Bond Fund
FINANCIAL HIGHLIGHTS
Class R6

Per share operating performance.
For a capital share outstanding throughout each period.

		For the Period
	For the	December 28,
	Year Ended	2020* through
	October 31, 2022	October 31, 2021
Net asset value, beginning of period	$9.84	$10.00

Income from Investment Operations:
Net investment income[1]	0.13	0.03
Net realized and unrealized loss	(1.31)	(0.13)
Total from investment operations	(1.18)	(0.10)

Less Distributions:
From net investment income	(0.16)	(0.06)
Total distributions	(0.16)	(0.06)
Net asset value, end of period	$8.50	$9.84

Total return[2]	(12.14)%	(0.91)%[3]
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$107,550	$139,281
Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	0.58%	0.73%[4]
After fees waived and expenses absorbed	0.28%	0.28%[4]
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	1.08%	(0.04)%[4]
After fees waived and expenses absorbed	1.38%	0.41%[4]
Portfolio turnover rate	129%	321%[3,5]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]
Total returns would have been lower had expenses not been waived by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[3]	Not Annualized.
[4]	Annualized.
[5]	Securities purchased in-kind were excluded from the computation of the ratio.

See accompanying Notes to Financial Statements.

North Square Strategic Income Fund
FINANCIAL HIGHLIGHTS
Class I

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended October 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$10.09	$9.99	$9.53	$8.97	$9.46
Income from Investment Operations:
Net investment income[1]	0.27	0.24	0.23	0.32	0.35
Net realized and unrealized gain (loss)	(1.26)	0.60	0.48	0.56	(0.49)
Total from investment operations	(0.99)	0.84	0.71	0.88	(0.14)
Less Distributions:
From net investment income	(0.26)	(0.28)	(0.25)	(0.32)	(0.34)
From net realized gain	(0.24)	(0.46)	—	—	(0.01)
Total distributions	(0.50)	(0.74)	(0.25)	(0.32)	(0.35)
Redemption Fee Proceeds[1]	—	—	—	— [2]	— [2]
Net asset value, end of period	$8.60	$10.09	$9.99	$9.53	$8.97
Total return[3]	(10.17)%	8.63%	7.56%	10.00%	(1.43)%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$113,625	$79,460	$74,287	$10,641	$10,403
Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.14%	1.28%	1.48%	1.76%	2.27%
After fees waived and expenses absorbed	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	2.63%	2.06%	1.75%	2.56%	2.41%
After fees waived and expenses absorbed	2.87%	2.44%	2.33%	3.42%	3.78%
Portfolio turnover rate	163%	77%	145%	36%	48%

[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.005 per share.
[3]
Total returns would have been lower had expenses not been waived by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying Notes to Financial Statements.

North Square Funds
NOTES TO FINANCIAL STATEMENTS
October 31, 2022

Note 1 – Organization

The North Square Advisory Research Small Cap Value Fund (“Small Cap Value” or “Small Cap Value Fund”), North Square Altrinsic International Equity Fund (“International Equity” or “International Equity Fund”), North Square McKee Bond Fund (“McKee Bond” or “McKee Bond Fund”), and North Square Strategic Income Fund (“Strategic Income” or “Strategic Income Fund”)(each a “Fund” and collectively the “Funds”) are organized as a series of the North Square Investments Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Effective January 11, 2022, the North Square Advisory Research All Cap Value Fund changed names to the North Square Advisory Research Small Cap Value Fund. The Funds are diversified funds.

The Small Cap Value Fund’s primary investment objective is to seek long-term capital appreciation. Effective the close of business on February 21, 2020, the Small Cap Value Fund (the “Successor Fund”) acquired the assets and assumed the liabilities of the Advisory Research Small Cap Value Fund (the “Predecessor Fund”), a series of Investment Managers Series Trust, which commenced operations on November 16, 2009.

The International Equity Fund’s primary investment objective is to provide long-term growth of capital. The Fund commenced operations on December 4, 2020.

The McKee Bond Fund’s primary investment objective is to maximize total return and generate consistent outperformance of the Fund’s benchmark, the Bloomberg Intermediate Aggregate Bond Index, with a high quality and highly liquid, well diversified portfolio through opportunistic, risk-controlled management. The Fund’s Class I share commenced operations on December 28, 2020 and Class Y share commenced operations on May 19, 2021. Effective on December 1, 2021, the outstanding Class Y shares of the McKee Bond Fund were renamed as Class I shares, and the previously outstanding Class I shares of the Fund were renamed as Class R6 shares. The ticker symbols of the renamed classes did not change.

The Strategic Income Fund’s primary investment objectives are to seek high current income and to seek long-term capital appreciation.  Effective the close of business on February 21, 2020, the Strategic Income Fund (the “Successor Fund”) acquired the assets and assumed the liabilities of the Advisory Research Strategic Income Fund (the “Predecessor Fund”), a series of Investment Managers Series Trust, which commenced operations on December 31, 2012.

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a)  Valuation of Investments
Each Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed.

Fair value pricing may be applied to foreign securities held by the Funds upon the occurrence of an event after the close of trading on non-U.S. markets but before the close of trading on the NYSE when each Fund’s NAV is determined. If the event may result in a material adjustment to the price of the Fund’s foreign securities once non-U.S. markets open on the following business day (such as, for example, a significant surge or decline in the U.S. market), the Fund may value such foreign securities at fair value, taking into account the effect of such event, in order to calculate the Fund’s NAV. Other types of portfolio securities that the Fund may fair value include, but are not limited to: (1) investments that are illiquid or traded infrequently, including “restricted” securities and private placements for which there is no public market; (2) investments for which, in the judgment of the advisor, the market price is stale; (3) securities of an issuer that has entered into a restructuring; (4) securities for which trading has been halted or suspended; and (5) fixed income securities for which there is not a current market value quotation.

North Square Funds
NOTES TO FINANCIAL STATEMENTS – Continued
October 31, 2022

Foreign securities traded in countries outside the U.S. are fair valued by utilizing the quotations of an independent pricing service or from a brokerage firm. The pricing service or broker will use a statistical analyses and quantitative models to adjust local prices using factors such as subsequent movement and changes in the prices of indexes, securities and exchange rates in other markets in determining fair value as of the time the Fund calculates the NAVs. The Board reviews the independent third party fair valuation analysis report quarterly.

On February 24, 2022, Russia commenced a military attack on Ukraine. The outbreak of hostilities between the two countries could result in more widespread conflict and could have a severe adverse effect on the region and the markets. In addition, sanctions imposed on Russia by the United States and other countries, and any sanctions imposed in the future could have a significant adverse impact on the Russian economy and related markets. The price and liquidity of investments may fluctuate widely as a result of the conflict and related events. How long such conflict and related events will last and whether it will escalate further cannot be predicted, nor its effect on the Funds.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 permits fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and rescinded previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Funds are in compliance with Rule 2a-5, which had a compliance date of September 8, 2022.

Prior to the effectiveness of Rule 2a-5 on September 8, 2022, the Board of Trustees (“Board”) approved the delegation of valuation and pricing responsibility to the Administrator. The Board had also delegated to the Valuation Committee the responsibility for determining a security’s fair value under the circumstances that require a fair value determination. At each regular meeting of the Board there was presented to the Board, for its review, reports of each action taken by the Valuation Committee during the preceding quarter to value a security for which market quotations were not readily available, which reports may consist of, among other possible documentation, copies of minutes of meetings at which, or written consents by which, values were determined by the Valuation Committee. The Valuation Committee served through September 7, 2022. Effective September 8, 2022, the Board approved North Square Investments Trust Valuation Designees (the “Adviser Valuation Committee”), as the Funds’ valuation designee under Rule 2a-5.

(b)  Deposits with Broker
When trading derivative instruments, such as forward or futures contracts, the Funds are only required to post initial or variation margin with the exchange or clearing broker. The use of margin in trading these instruments has the effect of creating leverage, which can expose the Funds to substantial gains or losses occurring from relatively small price changes in the value of the underlying instrument and can increase the volatility of the Funds’ returns. Volatility is a statistical measure of the dispersion of returns of an investment, where higher volatility generally indicates greater risk.

Upon entering into a futures contract (with the exception of futures contracts traded on the London Metal Exchange (“LME”)), and to maintain the Funds’ open positions in futures contracts, the Fund would be required to deposit with its custodian or futures broker in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as “initial margin.” The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

At October 31, 2022, the Strategic Income Fund had $866,629 in cash and cash equivalents on deposit with brokers for futures.

(c)  Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statements of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Funds record a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately made.

North Square Funds
NOTES TO FINANCIAL STATEMENTS – Continued
October 31, 2022

(d)  Federal Income Taxes
Each Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Funds.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Funds to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Funds’ current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the open years ended October 31, 2019-2022 the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

(e)  Distributions to Shareholders
The McKee Bond Fund and Strategic Income Fund will make distributions of net investment income monthly. The Advisory Research Small Cap Value Fund and Altrinsic International Equity Fund will make distributions of net investment income, if any, at least annually. Each Fund makes distributions of its net capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement (the “Agreement”) with North Square Investments, LLC (the “Advisor” or “NSI”). Under the terms of the Agreement, the Funds pay a monthly investment advisory fee to the Advisor based on each Fund’s average daily net assets. Fees paid to the Advisor for the year ended October 31, 2022 are reported on the Statements of Operations. The annual rates are listed by Fund in the below table:

Fund	Investment Advisory Fees
Small Cap Value Fund	0.70%
International Equity Fund	0.80%
McKee Bond Fund	0.24%
Strategic Income Fund	0.70%

The Advisor engages Advisory Research, Inc. to manage the Small Cap Value Fund, Altrinsic Global Advisors, LLC to manage the International Equity Fund, CSM Advisors, LLC to manage the McKee Bond Fund, and Red Cedar Investment Management, LLC to manage the Strategic Income Fund (each a “Sub Advisor” and collectively the “Sub Advisors”). The Advisor pays the Sub Advisors from its advisory fees.

North Square Funds
NOTES TO FINANCIAL STATEMENTS – Continued
October 31, 2022

The Advisor has contractually agreed to waive its fee and, if necessary, to absorb other operating expenses to ensure that total annual operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) are limited. The agreements are effective until the dates listed below and may be terminated before those dates only by the Trust’s Board of Trustees. The table below contains the agreement expiration and expense cap by Fund and by Class:

		Total Limit on Annual Operating Expenses†
		Class A	Class I	Class R6
Fund	Agreement Expires	Shares	Shares	Shares
Small Cap Value Fund	February 28, 2023	—	0.94%	—
International Equity Fund	February 28, 2023	—	0.97%	—
McKee Bond Fund	February 28, 2023	—	0.47%	0.28%
Strategic Income Fund	February 28, 2023	1.15%*	0.90%	—

†	The total limit on annual operating expenses is calculated based on each Fund’s average daily net assets.
*	This class is currently not available for purchase.

The Funds’ advisor is permitted to seek reimbursement from the Funds, subject to certain limitations, of fees waived or payments made to the Funds for a period ending thirty-six months after the date of the waiver or payment. This reimbursement may be requested from the Funds if the reimbursement will not cause the Funds’ annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or payments made, or (b) the expense limitation amount in effect at the time of the reimbursement. For the year ended October 31, 2022, the McKee Bond Fund recouped less than $1 in the Class I shares. The Advisor may recapture all or a portion of this amount no later than the dates stated below:

	Small Cap Value	International Equity	McKee Bond – R6	McKee Bond – I	Strategic Income
October 31, 2023	$75,703	$—	$—	$—	$273,154
October 31, 2024	$41,637	$124,314	$245,194	$8	$296,122
October 31, 2025	$58,446	$185,085	$380,890	$18	$235,391
Total	$175,786	$309,399	$626,084	$26	$804,667

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, serves as the Funds’ fund accountant, transfer agent and administrator. U.S. Bank, N.A., serves as the Funds’ custodian. The Funds’ allocated fees incurred for fund accounting, fund administration, transfer agency and custody services for the year ended October 31, 2022 are reported on the Statements of Operations.

Compass Distributors, LLC serves as the Funds’ distributor (the “Distributor”). The Distributor does not receive compensation from the Funds for its distribution services; the Advisor pays the Distributor a fee for its distribution related services.

Cipperman Compliance Services provides Chief Compliance Officer (“CCO”) services to the Funds. The Funds’ allocated fees incurred for CCO services for the year ended October 31, 2022 are reported on the Statements of Operations.

Note 4 – Federal Income Taxes

At October 31, 2022, gross unrealized appreciation and depreciation on investments, based on cost for federal income tax purposes were as follows:

	Small Cap Value	International Equity	McKee Bond	Strategic Income
Cost of investments	$22,779,565	$70,370,610	$122,064,638	$114,042,192
Gross unrealized appreciation	$1,171,267	$1,648,587	$18,949	$683,963
Gross unrealized depreciation	(3,092,335)	(11,737,339)	(14,567,894)	(6,575,585)
Net unrealized appreciation
(depreciation) on investments	$(1,921,068)	$(10,088,752)	$(14,548,945)	$(5,891,622)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

North Square Funds
NOTES TO FINANCIAL STATEMENTS – Continued
October 31, 2022

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended October 31, 2022, permanent differences in book and tax accounting have been reclassified to paid in capital, accumulated net investment income/loss and accumulated net realized gain/loss (total distributable earnings) as follows:

	Increase (Decrease)
		Total
		Distributable
	Paid In Capital	Earnings
Small Cap Value	$123,884	$(123,884)
International Equity	$—	$—
McKee Bond	$—	$—
Strategic Income	$(255,705)	$255,705

As of October 31, 2022, the components of accumulated earnings (deficit) on a tax basis for the Funds were as follows:

	Small Cap Value	International Equity
Undistributed ordinary income	$—	$908,609
Undistributed long-term gains	1,276,083	—
Accumulated earnings	$1,276,083	$908,609
Accumulated capital and other losses	—	(1,418,300)
Net unrealized appreciation (depreciation) on investments	(1,921,068)	(10,088,752)
Total accumulated earnings	$(644,985)	$(10,598,443)

	McKee Bond	Strategic Income
Undistributed ordinary income	$22,650	$—
Undistributed long-term gains	—	—
Accumulated earnings	$22,650	$—
Accumulated capital and other losses	(5,345,469)	(3,346,858)
Net unrealized appreciation (depreciation) on investments	(14,548,945)	(5,891,622)
Total accumulated earnings	$(19,871,764)	$(9,238,480)

The tax character of distributions paid during the year ended October 31, 2022 and fiscal year ended October 31, 2021 were as follows:

	Small Cap Value		International Equity
	October 31,	October 31,	October 31,	October 31,
Distributions paid from:	2022	2021	2022	2021
Ordinary income	$86,927	$47,928	$831,136	$22,954
Net long-term capital gains	640,604	466,559	—	—
Total distributions paid	$727,531	$514,487	$831,136	$22,954

	McKee Bond		Strategic Income
	October 31,	October 31,	October 31,	October 31,
Distributions paid from:	2022	2021	2022	2021
Ordinary income	$2,113,839	$472,848	$4,180,402	$5,252,612
Net long-term capital gains	—	—	558,231	251,905
Total distributions paid	$2,113,839	$472,848	$4,738,633	$5,504,517

As of October 31, 2022, the following funds have nonexpiring capital loss carryforwards:

	Short-Term	Long-Term
Altrinsic International Equity	$1,385,603	$32,697
McKee Bond	$4,688,493	$656,976
Strategic Income	$3,346,858	$—

To the extent that a Fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

North Square Funds
NOTES TO FINANCIAL STATEMENTS – Continued
October 31, 2022

Note 5 – Investment Transactions

For the year ended October 31, 2022, purchases and sales of investments were as follows:

	Purchases	Sales
Small Cap Value Fund	$33,641,638	$20,306,096
International Equity Fund	$43,028,203	$13,001,342
McKee Bond Fund	$160,098,782	$169,547,144
Strategic Income Fund	$195,820,621	$150,768,832

Note 6 – Shareholder Servicing Plan

The Trust, on behalf of the Funds, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.15% of each Fund’s average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the year ended October 31, 2022, shareholder servicing fees incurred are disclosed on the Statements of Operations.

Note 7 – Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

Note 8 – Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Funds’ investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Futures contracts are carried at fair value using the primary exchange’s closing (settlement) price and are generally categorized in Level 1.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

North Square Funds
NOTES TO FINANCIAL STATEMENTS – Continued
October 31, 2022

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of October 31, 2022, in valuing the Funds’ assets carried at fair value:

Small Cap Value Fund	Level 1	Level 2*	Level 3**	Total
Investments
Common Stocks[1]	$20,496,724	$—	$—	$20,496,724
Short-Term Investment	361,773	—	—	361,773
Total Investments	$20,858,497	$—	$—	$20,858,497

International Equity Fund	Level 1	Level 2*	Level 3**	Total
Investments
Common Stocks
Bermuda	$2,210,866	$—	$—	$2,210,866
Canada	829,205	—	—	829,205
Cayman Islands	1,950,219	—	—	1,950,219
France	7,291,955	—	—	7,291,955
Germany	4,758,487	—	—	4,758,487
India	1,063,881	—	—	1,063,881
Ireland	4,908,127	—	—	4,908,127
Israel	1,676,371	—	—	1,676,371
Japan	8,142,884	—	—	8,142,884
Mexico	470,042	—	—	470,042
Netherlands	4,164,030	—	—	4,164,030
Republic of Korea	2,711,853	—	—	2,711,853
Singapore	841,857	—	—	841,857
Spain	586,179	—	—	586,179
Sweden	1,169,999	—	—	1,169,999
Switzerland	8,560,560	—	—	8,560,560
United Kingdom	7,465,703	—	—	7,465,703
Preferred Stock
Germany	830,617	—	—	830,617
Short-Term Investment	667,637	—	—	667,637
Total Investments	$60,300,472	$—	$—	$60,300,472

McKee Bond Fund	Level 1	Level 2	Level 3**	Total
Investments
Asset Backed Securities	$—	$8,531,769	$—	$8,531,769
Corporate Bonds[1]	—	24,293,183	—	24,293,183
Mortgage Backed Securities	—	41,448,633	—	41,448,633
U.S. Government Agency Issues	—	28,555,685	—	28,555,685
U.S. Government Notes/Bonds	—	172,303	—	172,303
Foreign Government Agency Issues	—	1,747,645	—	1,747,645
Certificates of Deposit	—	2,150,324	—	2,150,324
Short-Term Investment	616,151	—	—	616,151
Total Investments	$616,151	$106,899,542	$—	$107,515,693

[1]	For a detailed break-out of these securities by major sector and industry classification, please refer to the Schedule of Investments.
*	The Fund did not hold any Level 2 securities at period end.
**	The Fund did not hold any Level 3 securities at period end.

North Square Funds
NOTES TO FINANCIAL STATEMENTS – Continued
October 31, 2022

Strategic Income Fund	Level 1	Level 2	Level 3*	Total
Investments
Asset Backed Securities	$—	$15,293,612	$—	$15,293,612
Corporate Bonds[1]	—	57,226,507	—	57,226,507
Mortgage Backed Securities	—	25,690,585	—	25,690,585
U.S. Government Notes/Bonds	—	8,279,340	—	8,279,340
Purchased Call Option	482,500	—	—	482,500
Short-Term Investment	1,178,025	—	—	1,178,025
Total Investments	$1,660,525	$106,490,044	$—	$108,150,569
Futures Contracts**
Long	$(889,664)	$—	$—	$(889,664)
Short	(11,271)	—	—	(11,271)
Total Futures Contracts	$(900,935)	$—	$—	$(900,935)

[1]	All common stocks held in the Fund are Level 1 securities.
[2]	For a detailed break-out of common stocks and corporate bonds by major sector and industry classification, please refer to the Schedule of Investments.
*	The Fund did not hold any Level 3 securities at period end.
**	The fair value of the Fund’s futures contracts represents the net unrealized appreciation (depreciation) at period end.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining value:

	McKee Bond Fund	Strategic Income Fund
Beginning balance October 31, 2021	$597,433	$655,358
Transfers into Level 3 during the period	—	—
Transfers out of Level 3 during the period	(568,124)	—
Total realized gain (loss)	—	(4,247)
Total unrealized appreciation (depreciation)	(23,309)	(279)
Net purchases	—	—
Net sales	—	(650,832)
Balance as of October 31, 2022	$—	$—

Note 9 – Derivative and Other Financial Instruments

At October 31, 2022, the North Square Strategic Income Fund held derivative and other financial instruments which are not subject to a master netting arrangement.  As the tables below illustrate, no positions are netted in the Fund’s financial statements:

Liabilities:				Gross Amounts not
offset in the Statement
		Gross Amounts	Net Amounts	of Assets and Liabilities
	Gross Amounts	Offset in the	Presented in the		Collateral
	of Recognized	Statement of Assets	Statement of Assets	Financial	Received
Description	Liabilities	and Liabilities	and Liabilities	Instruments	(Pledged)	Net Amount
Futures contracts*	$34,306	$—	$34,306	$—	$(34,306)	$—
Total	$34,306	$—	$34,306	$—	$(34,306)	$—

*	Reflects the current day variation margin as reported on the Fund's statement of assets and liabilities.

North Square Funds
NOTES TO FINANCIAL STATEMENTS – Continued
October 31, 2022

The following table presents the fair value of derivative instruments for the North Square Strategic Income Fund as of October 31, 2022 as presented on the Fund's statement of assets and liabilities:

			Net Unrealized
	Fair Value		Gain (Loss) on
Derivatives Not Accounted for as Hedging Instruments	Assets	Liabilities	Open Positions
North Square Strategic Income Fund
Futures Contracts*
Long Contracts
Interest Rate	$—	$889,664	$(889,664)
Total Long Contracts	—	889,664	(889,664)
Short Contracts
Equity	$—	$8,560	$(8,560)
Currency	693	3,404	(2,711)
Total Short Contracts	693	11,964	(11,271)
Total Futures Contracts	$693	$901,628	$(900,935)
Option Contracts
Purchased Option Contracts	$482,500	$—	$(59,392)
Total Option Contracts	$482,500	$—	$(59,392)

*
Reflects the cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Fund's schedule of open futures contracts. Only the current day variation margin for futures contracts is separately reported within the Fund's statement of assets and liabilities.

The following table presents the results of the derivative trading and information related to volume for the year ended October 31, 2021 for the North Square Strategic Income Fund. The below captions of “Net Realized” and “Net Change in Unrealized” correspond to the captions in the Fund's statement of operations.

	Gain (Loss) from Trading
		Net Change
Fund and Type of Derivative Instrument	Net Realized	in Unrealized
North Square Strategic Income Fund
Futures Contracts
Equity	$4,017,989	$401,811
Foreign exchange	267,537	(2,711)
Currency	256,695	(975,950)
Total Futures Contracts	$4,542,221	$(576,850)
Option Contracts
Purchased Option Contracts*	$(3,447,758)	$(278,946)
Written options	(50,019)	18,748
Total Option Contracts	$(3,497,777)	$(260,198)

*	Purchased options are included in the net realized gain (loss) on investments and net change in unrealized appreciation (depreciation) on investments.

The average monthly notional amount is shown as an indicator of volume. The average monthly notional amounts held in the Strategic Income Fund during the year ended October 31, 2022 were:

	Average Notional
	Long	Short
Futures contracts	$14,892,834	$(37,791,001)
Options contracts	724,871	(2,044,469)

Please refer to the Fund's prospectus for a full listing of risks associated with these investments.

North Square Funds
NOTES TO FINANCIAL STATEMENTS – Continued
October 31, 2022

Note 10 – Accounting Regulations

Rule 18f-4

In October 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”).  Rule 18f-4 imposes limits on the amount of derivatives a Fund can enter into, eliminates the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and requires funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.  Funds have been required to comply with Rule 18f-4 since August 19, 2022.

Rule 12d1-4

The SEC adopted new Rule 12d1-4, which allows registered investment companies (including business development companies (“BDCs”), unit investment trusts (“UITs”), closed-end funds, exchange-traded funds (“ETFs”), and exchange-traded managed funds (“ETMFs”) (an “acquiring” fund), to invest in other investment companies (an “acquired fund”), including private funds under a specific exception, beyond the limits of Section 12(d)(1), subject to the conditions of the rule. Rule 12d1-4 became effective January 19, 2022.

London Interbank Offered Rate (“LIBOR”)

In March 2020, FASB issued ASU 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates at the end of 2021, when participating banks will no longer be required to submit London Interbank Offered Rate (“LIBOR”) quotes by the UK Financial Conduct Authority. The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. In addition, derivative contracts that qualified for hedge accounting prior to modification, will be allowed to continue to receive such treatment, even if critical terms change due to a change in the benchmark interest rate. For new and existing contracts, the Funds may elect to apply the amendments as of March 12, 2020 through December 31, 2022. Management is currently assessing the impact of the ASU’s adoption to the Funds’ financial statements and various filings.

Topic 820

In June 2022, the FASB issued ASU 2022-03, “Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions.” The ASU clarifies that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring the fair value. The amendments also require additional disclosures related to equity securities subject to contractual sale restrictions. The ASU is effective for fiscal years beginning after December 15, 2023 and interim periods within those fiscal years. Management is evaluating the implications of this guidance to future financial statements.

Note 11 – Events Subsequent to the Fiscal Period End

The Funds have adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Funds’ related events and transactions that occurred through the date of issuance of the Funds’ financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and
Shareholders of North Square Investments Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the North Square Advisory Research Small Cap Value Fund (formerly known as North Square Advisory Research All Cap Value Fund), North Square Altrinsic International Equity Fund, North Square McKee Bond Fund, and North Square Strategic Income Fund, (the “Funds”), each a series of North Square Investments Trust (the “Trust”), including the schedules of investments, as of October 31, 2022, the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated in the table below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2022, the results of their operations, the changes in their net assets, and their financial highlights for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Individual Funds Constituting	Statement Of	Statements Of
North Square Investments Trust	Operations	Changes in Net Assets	Financial Highlights
North Square Advisory Research	For the year ended	For each of the two years	For each of the five years in the
Small Cap Value Fund and North	October 31, 2022	in the period ended	period ended October 31, 2022
Square Strategic Income Fund		October 31, 2022

North Square Altrinsic	For the year ended	For the year ended	For the year ended
International Equity Fund	October 31, 2022	October 31, 2022 and the	October 31, 2022 and the
		period December 4, 2020	period December 4, 2020
		(commencement of operations)	(commencement of operations)
		through October 31, 2021	through October 31, 2021

North Square McKee Bond Fund	For the year ended	For the year ended	For the year ended
	October 31, 2022	October 31, 2022 and the	October 31, 2022 and the
		period December 28, 2020	period December 28, 2020
		(commencement of operations)	(commencement of operations)
		through October 31, 2021	through October 31, 2021

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2009.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from broker were not received. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 30, 2022

North Square Funds
SUPPLEMENTAL INFORMATION

Corporate Dividends Received Deduction

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended October 31, 2022 was as follows:

Small Cap Value Fund	81.48%	International Equity Fund	0.49%
McKee Bond Fund	0.00%	Strategic Income Fund	7.03%

Qualified Dividend Income

For the fiscal year ended October 31, 2022, certain dividends paid by the Funds may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Small Cap Value Fund	86.28%	International Equity Fund	78.25%
McKee Bond Fund	0.00%	Strategic Income Fund	7.32%

Long-Term Capital Gain Designation

For the fiscal year ended October 31, 2022, the Funds designate a portion of distributions as 20.00% rate gain distributions for the purposed of the dividends paid deduction. The dollar amount by fund was as follows:

Small Cap Value Fund	$640,604	International Equity Fund	$—
McKee Bond Fund	$—	Strategic Income Fund	$558,231

Trustees and Officers Information
Additional information about the Trustees is included in each Fund’s Statement of Additional Information which is available, without charge, upon request by calling (855) 551-5521 or on the Funds’ website at www.northsquareinvest.com. The Trustees and officers of each Fund and their principal occupations during the past five years are as follows:

Number of
Portfolios
				in Fund	Other Directorship/
Name, Address[a],				Complex	Trusteeship
Year of Birth and		Term of Office		Overseen	Positions held by
Position(s) with	Position with	and Length of	Principal Occupations During	by	Trustee During
the Trust	the Trust	Time Served[b]	the Past Five Years or Longer	Trustee[c]	the Past 5 Years
Independent Trustees
David B. Boon	Trustee	08/2018 to present	Chief Financial Officer and Managing	12	None
(1960)			Director, Eagle Capital Management, LLC
(since 2018); Chief Financial Officer and
Partner, Cedar Capital, LLC (2013 – 2018).
Donald J. Herrema	Chairman of the	08/2018 to present	Vice Chair and Chief Investment Officer,	12	Chairman and Director
(1952)	Board and Trustee		Independent Life Insurance Company		Emeritus, TD Funds
			(since 2018); Financial Services Executive,		USA (2009 – 2019);
			Advisor and Founder of BlackSterling		Member, USC Marshall
			Partners, LLC (private investments and		Business School Board
			advisory firm) (since 2004); Executive Vice		(since 2010); Chairman
			Chairman and Senior Advisor at Kennedy		and Trustee Emeritus
			Wilson (real estate investment company)		(since 2014), Director,
			(2009 – 2016).		FEG Investment Advisors
(since 2017); Director,
Independent Life
Insurance Company
(since 2018).
Catherine A. Zaharis	Trustee	08/2018 to present	Professor of Practice (since 2019), Director,	12	None
(1960)			Professional/Employer Development,
Finance Department (2015 – 2019), Adjunct
Lecturer (2010 – 2019), and Business Director,
MBA Finance Career Academy (2008 – 2015),
University of Iowa, Tippie College of Business;
Chair (2013 – 2016), Director (1999 – 2016),
and Investment Committee Member
(1999 – 2013) and Chair (2003 – 2013),
University of Iowa Foundation.

North Square Funds
SUPPLEMENTAL INFORMATION – Continued

Number of
Portfolios
				in Fund	Other Directorship/
Name, Address[a],				Complex	Trusteeship
Year of Birth and		Term of Office		Overseen	Positions held by
Position(s) with	Position with	and Length of	Principal Occupations During	by	Trustee During
the Trust	the Trust	Time Served[b]	the Past Five Years or Longer	Trustee[c]	the Past 5 Years
Interested Trustees[d]
Mark D. Goodwin	Trustee and	08/2018 to present	Chief Executive Officer, North Square	12	None
(1964)	President		Investments LLC (since July 2018); President
and Chief Operating Officer (2015 – July 2018)
and Executive Vice President (2014 – 2015),
Oak Ridge Investments, LLC.
Officers of the Trust
Alan E. Molotsky	Treasurer	08/2018 to present	Chief Financial Officer, Chief Compliance	N/A	N/A
(1956)	and		Officer (July 2018 – March 2021), General
	Secretary		Counsel and Senior Managing Director,
North Square Investments, LLC (since July 2018);
Chief Financial Officer, Chief Compliance Officer,
General Counsel and Executive Vice President,
Oak Ridge Investments LLC (2004 – July 2018).
David J. Gaspar	Vice	08/2018 to present	Chief Operations and Information Officer and	N/A	N/A
(1954)	President		Senior Managing Director, North Square
Investments, LLC (since July 2018); Chief
Operations Officer, Chief Information Officer,
Chief Information Security Officer and Executive
Vice President, Oak Ridge Investments, LLC
(2000 – July 2018).
Douglas N. Tyre	Chief	09/2018 to present	Assistant Compliance Director, Cipperman	N/A	N/A
(1980)	Compliance		Compliance Services, LLC (since 2014).
Officer

a.	The business address of each Trustee and officer is c/o North Square Investments, LLC, 200 West Madison Street, Suite 2610, Chicago, Illinois 60606.
b.	Trustees and officers serve until their successors are duly elected and qualified.
c.
The term “Fund Complex” applies to the twelve portfolios that currently comprise the Trust, which consists of the four Funds, the North Square Spectrum Alpha Fund, the North Square Advisory Research Small Cap Growth Fund, the North Square Preferred and Income Securities Fund, the North Square Multi Strategy Fund, the North Square Dynamic Small Cap Fund, the North Square Tactical Defensive Fund, the North Square Tactical Growth Fund, and the North Square Trilogy Alternative Return Fund.

d.	Mr. Goodwin is considered to be an “interested person” of the Trust as that term is defined in the 1940 Act by virtue of his positions with the Adviser.

North Square Funds
SUPPLEMENTAL INFORMATION – Continued

Board Consideration of the Continuation of the Investment Advisory Agreement and Sub-Advisory Agreements and Related Agreements

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of trustees, including a majority of those trustees who are not “interested persons” of the fund, as defined in the 1940 Act (the “Independent Trustees”), initially approve, and annually review and consider the continuation of, the fund’s investment advisory and sub-advisory agreements. At meetings held on June 22-23, 2022 and September 21-22, 2022 (the “Meetings”), the Board of Trustees (the “Board”) of North Square Investments Trust (the “Trust”), including each of the Independent Trustees, unanimously voted to approve the continuation of: (i) the investment advisory agreement (the “Advisory Agreement”) between North Square Investments, LLC (the “Adviser”) and the Trust, on behalf of the North Square Spectrum Alpha Fund, the North Square Advisory Research Small Cap Growth Fund, the North Square Preferred and Income Securities Fund, the North Square Multi Strategy Fund, the North Square Dynamic Small Cap Fund, the North Square Altrinsic International Equity Fund, and the North Square McKee Bond Fund at the June 22-23, 2022 Meeting and unanimously voted to approve the continuation of: (i) the Advisory Agreement between the Adviser and the Trust, on behalf of the North Square Advisory Research Small Cap Value Fund and the North Square Strategic Income Fund at the September 21-22, 2022 Meeting (each, a “Fund” and collectively, the “Funds”); (ii) the investment sub-advisory agreement between the Adviser and Algert Global, LLC (“Algert”) with respect to the North Square Dynamic Small Cap Fund; (iii) the investment sub-advisory agreement between the Adviser and Altrinsic Global Advisors, LLC (“Altrinsic”) with respect to the North Square Altrinsic International Equity Fund; and (iv) the investment sub-advisory agreement between the Adviser and CSM Advisors, LLC with respect to the North Square McKee Bond Fund; (v) the investment sub-advisory agreement between the Adviser and Red Cedar Investment Management, LLC (“Red Cedar”) with respect to the North Square Strategic Income Fund; and (vi) the investment sub-advisory agreement between the Adviser and Advisory Research, Inc. with respect to the North Square Advisory Research Small Cap Value Fund. The Adviser and the “Sub-Advisers” (Advisory Research, Red Cedar, CSM, Algert, and Altrinsic) are collectively referred to as the “Advisers.” The investment sub-advisory agreements with the Sub-Advisers are collectively referred to as the “Sub-Advisory Agreements,” and the Advisory Agreement and the Sub-Advisory Agreements are collectively referred to as the “Agreements.”

In connection with its consideration of the Agreements proposed for continuation, the Board requested and reviewed responses from the Advisers to the Section 15(c) requests posed to the Advisers on behalf of the Independent Trustees by Independent Trustee Counsel and supporting materials relating to those questions and responses, as well as other information and data provided, as applicable. In this connection, the Board reviewed and discussed various information that had been provided prior to the Meetings, including the Advisory Agreement, the Sub-Advisory Agreements, memoranda provided by both legal counsel and Independent Trustee Counsel summarizing, as applicable, the requirements and guidelines relevant to the Board’s consideration of the approvals of such Agreements, to each Advisers’ Forms ADV Part 1A, brochures and brochure supplements, profitability information, comparative information about the Funds’ performance for periods ended March 31, 2022 and June 30, 2022, advisory fees and expense ratios, and other pertinent information. In addition, the Board considered such additional information as it deemed reasonably necessary, including information and data provided by the Adviser during the course of the year, to evaluate the Agreements, as applicable, with respect to each Fund. The Board discussed the Advisers’ 15(c) responses and discussed various questions and information with representatives of the Advisers at the Meetings. The Board also considered the materials and presentations by Trust officers and representatives of the Advisers and Sub-Advisers provided at the Meetings concerning the Agreements. The Board, as noted above, also took into account information reviewed periodically throughout the year that was relevant to its consideration of the Agreements, including performance, advisory fee and other expense information and discussions with the Funds’ portfolio managers, as well as such additional information it deemed relevant and appropriate in its judgement. Based on its evaluation of this information, the Board, including the Independent Trustees, unanimously approved the continuation or approval, as applicable, of the Agreements for the Funds for an additional one-year period.

In determining whether to approve the continuation or approval, as applicable, of the Agreements, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the Agreements was based on a comprehensive consideration of all information provided to the Board with respect to the approval of the Agreements. As noted, the Board was also furnished with an analysis of its fiduciary obligations in connection with its evaluation of the Agreements and, throughout the evaluation process, the Board was assisted by Fund Counsel and Independent Trustee Counsel who, as noted above, each provided a legal memorandum to the Board detailing the duties and responsibilities of the Board in connection with the various actions and approvals required in connection with the renewal of the Agreements. A more detailed summary of the important, but not necessarily all, factors the Board considered with respect to its renewal of the Agreements is provided below.

North Square Funds
SUPPLEMENTAL INFORMATION – Continued

Nature, Extent and Quality of Services

The Board considered information regarding the nature, extent and quality of services being provided to the Funds by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services being provided by the Advisers. The Board noted the non-investment advisory services being provided by the Adviser, including the supervision and coordination of the Funds’ service providers and the provision of related administrative and other services. The Board also considered each Adviser’s reputation, organizational structure, resources and overall financial strength (including economic and other support provided by affiliates of the Adviser), its willingness and commitment to consider and implement organizational and operational changes designed to enhance services to the Funds.

In addition, the Board considered the Advisers’ professional personnel who provide or will provide services to the Funds, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Funds. In addition, the Board considered the compliance programs and compliance records of the Advisers. In this regard, the Board was provided with and reviewed each summary of Adviser’s compliance policies and procedures. The Board noted the Advisers’ support of the Funds’ compliance control structure, including the resources that are devoted by the Advisers in support of the Funds’ obligations pursuant to Rule 38a-1 under the 1940 Act and the efforts of the Advisers to address cybersecurity risks and invest in business continuity planning, including the steps taken by the Adviser to address the challenges created by the Covid-19 pandemic.

With respect to the Adviser, the Board considered the Funds’ ongoing and proposed operation in a “manager-of-managers” structure and reviewed the responsibilities that the Adviser has under this structure, including, but not limited to, monitoring and evaluating the performance of the Sub-Advisers, monitoring the Sub-Advisers for adherence to the stated investment objectives, strategies, policies and restrictions of the Funds, and supervising the Sub-Advisers with respect to the services that the Sub-Advisers currently provide under the Sub-Advisory Agreements. In this regard, the Board evaluated information about the nature and extent of responsibilities retained and risks assumed by the Adviser and not delegated to or assumed by the Sub-Advisers. The Board also considered the process used by the Adviser, consistent with this structure, to identify and recommend sub-advisers, and its ability to monitor and oversee sub-advisers and recommend replacement sub-advisers, when necessary, and provide other services under the Advisory Agreement. The Board also considered the financial support provided by affiliates of the Adviser that enabled the Adviser to expand the NSI Funds Complex, including through the adoption of the Stadion Funds.

With respect to the Sub-Advisers, which provide day-to-day portfolio advisory services for the Funds, subject to oversight by the Adviser, the Board considered, among other things, the quality of each Sub-Adviser’s investment personnel, its investment philosophies and processes, its investment research capabilities and resources, its performance record, its experience, its trade execution capabilities and its approach to managing risk. The Board also considered the experience of each Fund’s portfolio managers the number of accounts managed by the portfolio managers, and each Sub-Adviser’s approach for compensating the portfolio managers. Moreover, the Board considered that the Adviser has the oversight responsibility for conflicts of interest relating to the Funds.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services being provided or to be provided by the Adviser and the Sub-Advisers, taken as a whole, remain appropriate and consistent with the terms of the Advisory Agreement and the Sub-Advisory Agreements, as applicable. In addition, the Board concluded that each Fund was likely to continue to benefit from services being provided or to be provided under each of the Agreements.

Fund Performance

The Board reviewed the performance of each Fund for the different time periods presented in the materials. The Board considered various data and materials provided to the Board by the Advisers concerning Fund performance, as well as comparative fee information provided by the Administrator based on data produced by Morningstar Inc., an independent provider of investment company data (“Morningstar”), comparing the investment performance of each Fund to its respective benchmark index, and to a universe of peer funds.

The Board received information at the Meetings, and throughout the year, concerning, and discussed factors contributing to, the performance of the Funds relative to their respective benchmarks and universes for the relevant periods. The Board evaluated the explanations for any relative underperformance of a Fund during these periods, including with respect to investment decisions and market and other factors that affected the Fund’s investment performance.

Based on these considerations, the Board concluded that it was satisfied that the Adviser and the Sub-Advisers continue to have the capability of providing satisfactory investment performance for the Funds, as applicable.

North Square Funds
SUPPLEMENTAL INFORMATION – Continued

Advisory Fees and Expenses

The Board reviewed and considered the advisory fee rate of each Fund that is being paid to the Adviser under the Advisory Agreement and each Fund’s total net expense ratio. The Board also reviewed and considered the sub-advisory fee rates being paid by the Adviser to each Sub-Adviser for sub-advisory services.

The Board reviewed information from Morningstar comparing each Fund’s advisory fee rate and total expense ratio relative to a group of its peer funds. While the Board recognized that comparisons between a Fund and its peer funds may be imprecise, the comparative information provided by Morningstar was helpful to the Board in evaluating the reasonableness of each Fund’s fees and total expense ratio.

The Board also received and considered information about the portion of the advisory fee that is being retained by the Adviser after payment of the fee to each Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities that are retained and risks that are assumed by Adviser and not delegated to or assumed by the Sub-Advisers, and about the Adviser’s on-going oversight services. The Board also considered that the sub-advisory fees being paid to each Sub-Adviser had been negotiated by the Adviser on an arm’s length basis. In the case of the Multi-Strategy Fund, McKee Bond Fund and Spectrum Alpha Fund, the Board considered and evaluated the fact that CS McKee and NSI Retail Advisors were affiliated Sub-Advisers.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by the Adviser and the Sub-Advisers to other types of clients with investment strategies similar to those of the Funds. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including non-mutual fund clients, such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board concluded that the compensation payable to the Adviser under the Advisory Agreement and to the Sub-Advisers under the Sub-Advisory Agreements were reasonable.

Profitability

The Board received and considered information concerning the Adviser’s costs of sponsoring the Funds and the profitability to the Adviser from providing services to the Funds. The Board noted that the levels of profitability may be affected by numerous factors. The Board also received information relating to the operations and profitability to each Sub-Adviser from providing services to the Funds. The Board considered representations from the Adviser and each Sub-Adviser that the Sub-Adviser’s fees were negotiated at arm’s length on a Fund-by-Fund basis and that the sub-advisory fees are paid by the Adviser and not the Funds. Accordingly, the Board concluded that the profitability of each Sub-Adviser is a less relevant factor with respect to the Board’s consideration of the Sub-Advisory Agreements. In addition, the Board took note that each of the Funds remains in a relatively early stage of development, and accordingly, NSI continues to have limited or no profitability from the Funds at this time.

Based on its review, the Board did not deem the profits reported by the Advisers from services being provided to the Funds to be at a level that would prevent it from approving the Agreements.

Economies of Scale

The Board considered the potential for the Adviser to experience economies of scale in the provision of advisory services to each Fund as the Funds grew. The Board considered that the Adviser may share potential economies of scale from its advisory business in a variety of ways, including through fee waiver and expense reimbursement arrangements, services that benefit shareholders, competitive advisory fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders. The Board observed that each of the Funds remains in a relatively early stage of development.

The Board concluded that, especially in light of the current stage of development of the Funds, the Adviser’s arrangements with respect to the Funds constituted a reasonable approach to sharing potential economies of scale with the Funds and their shareholders.

North Square Funds
SUPPLEMENTAL INFORMATION – Continued

“Fall-Out” Benefits

The Board received and considered information regarding potential “fall-out” or ancillary benefits that the Adviser and its affiliates may receive as a result of their relationships with the Funds. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in the Adviser’s business as a result of their relationships with the Fund. In addition, the Board considered the potential benefits, other than sub-advisory fees, that the Sub-Advisers and their affiliates may receive because of their relationships with the Funds, including the benefits of research services that may be available to the Sub-Adviser as a result of securities transactions effected for the Funds and other investment advisory clients, as well as other benefits from increases in assets under management.

Based on its consideration of the factors and information it deemed relevant, including those described above, the Board did not find that any ancillary benefits that may be received by the Advisers and their affiliates are unreasonable.

Conclusion

At the Meetings, after considering the above-described material factors and based on its deliberations and its evaluation of the information described above, and assisted by the advice of both Fund Counsel and Independent Trustee Counsel, the Board, including the Independent Trustees, concluded that the approval of the renewal and continuation of the Agreements was in the best interest of each Fund and its shareholders.

North Square Funds
EXPENSE EXAMPLES
For the Six Months Ended October 31, 2022 (Unaudited)

Expense Examples
As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees; and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period from May 1, 2022 to October 31, 2022.

Actual Expenses
The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning	Ending	Expense Paid
		Account	Account	During
		Value	Value	Period*
Small Cap Value Fund		5/1/22	10/31/22	5/1/22 – 10/31/22
Class I	Actual Performance	$1,000.00	$ 983.30	$4.70
	Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.47	$4.79

*
Expenses are equal to the Fund’s annualized expense ratios of 0.94% for Class I, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the sixth month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

		Beginning	Ending	Expense Paid
		Account	Account	During
		Value	Value	Period*
International Equity Fund		5/1/22	10/31/22	5/1/22 – 10/31/22
Class I	Actual Performance	$1,000.00	$ 894.20	$4.63
	Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.32	$4.94

*
Expenses are equal to the Fund’s annualized expense ratios of 0.97% for Class I, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the period since the commencement of operations). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

North Square Funds
EXPENSE EXAMPLES – Continued
For the Six Months Ended October 31, 2022 (Unaudited)

		Beginning	Ending	Expense Paid
		Account	Account	During
		Value	Value	Period*
McKee Bond Fund		5/1/22	10/31/22	5/1/22 – 10/31/22
Class I	Actual Performance	$1,000.00	$ 945.60	$2.30
	Hypothetical (5% annual return before expenses)	$1,000.00	$1,022.84	$2.40
Class R6	Actual Performance	$1,000.00	$ 946.50	$1.37
	Hypothetical (5% annual return before expenses)	$1,000.00	$1,023.79	$1.43

*
Expenses are equal to the Fund’s annualized expense ratios of 0.47% and 0.28% for Class I and Class R6, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the period since the commencement of operations). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

		Beginning	Ending	Expense Paid
		Account	Account	During
		Value	Value	Period*
Strategic Income Fund		5/1/22	10/31/22	5/1/22 – 10/31/22
Class I	Actual Performance	$1,000.00	$ 947.10	$4.42
	Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.67	$4.58

*
Expenses are equal to the Fund’s annualized expense ratios of 0.90% for Class I, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the sixth month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

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North Square Funds

Advisor
North Square Investments, LLC
200 West Madison Street, Suite 2610
Chicago, Illinois 60606

Sub-Advisor	Sub-Advisor
Advisory Research, Inc.	Red Cedar Investment Management, LLC
Two Prudential Plaza	333 Bridge Street NW, Suite 601
180 North Stetson Avenue, Suite 5500	Grand Rapids, Michigan 49504
Chicago, Illinois 60601

Sub-Advisor	Sub-Advisor
Altrinsic Global Advisors, LLC	CSM Advisors, LLC
8 Sound Shore Drive, 3rd Floor	One Gateway Center, 8th Floor
Greenwich, Connecticut 06830	Pittsburgh, Pennsylvania 15222

 Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102

Custodian
U.S. Bank, N.A.
1555 North RiverCenter Drive, Suite 300
Milwaukee, Wisconsin 53212

Fund Administrator, Transfer Agent and Fund Accountant
U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, Wisconsin 53202

Distributor
Compass Distributors LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

FUND INFORMATION

Fund Name		Ticker	CUSIP
North Square Advisory Research Small Cap Value Fund	Class I	ADVGX	66263L775
North Square Altrinsic International Equity Fund	Class I	NSIVX	66263L767
North Square McKee Bond Fund	Class I	NMKBX	66263L759
North Square McKee Bond Fund	Class R6	NMKYX	66263L643
North Square Strategic Income Fund	Class I	ADVNX	66263L791

Privacy Principles of the North Square Funds for Shareholders

The Funds are committed to maintaining the privacy of their shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Funds. The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the North Square Funds for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

Proxy Voting Policies and Procedures

A description of the Funds’ proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Funds at (855) 551-5521 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record

Information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (855) 551-5521 or by accessing the Funds’ Form N-PX on the SEC’s website at www.sec.gov.

Portfolio Holdings Disclosure

The Funds file a complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q or Part F of Form N-PORT (beginning with filings after March 31, 2020). The Funds’ Forms N-Q or Part F of Form N-PORT are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330. The Funds’ Forms N-Q or Part F of Form N-PORT may also be obtained by calling toll-free (855) 551-5521 or by visiting the Funds’ website at www.northsquareinvest.com/fund-reports-holdings.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (855) 551-5521.

North Square Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201
1-855-551-5521

(b)	Not applicable.

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer.  The Registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The Registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the Registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that there is at least one audit committee financial expert serving on its audit committee. David B. Boon is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2022	FYE 10/31/2021
Audit Fees	$35,240	$35,240
Audit-Related Fees	$0	$0
Tax Fees	$10,000	$10,000
All Other Fees	$0	$0

The Audit Committee has adopted pre-approval policies and procedures that require the Audit Committee to pre‑approve all audit and non‑audit services of the Registrant, including services provided to any entity affiliated with the Registrant.

The percentage of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2022	FYE 10/31/2021
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The Registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a Registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

The Registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

Not applicable to Registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Code of ethics. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Not applicable to open-end investment companies.

(4) Change in the Registrant’s independent public accountant.  There was no change in the Registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

North Square Investments Trust

By:          /s/Mark D. Goodwin
Mark D. Goodwin,
President

Date:      January 4, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:          /s/Mark D. Goodwin
Mark D. Goodwin,
President

Date:      January 4, 2023

By:          /s/Alan E. Molotsky
Alan E. Molotsky,
Treasurer

Date:      January 4, 2023